Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

MASTERS SERVICES AGREEMENT

BY AND BETWEEN

SUTTER HEALTH

AND

AUGMEDIX, INC.

FOR THE PROVISION OF:

REMOTE SCRIBE SERVICES THROUGH USE OF

GOOGLE GLASS DEVICE AUGMEDIX SOLUTION

Effective Date: April 15, 2015

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

Table of Contents

Master Services Agreement		1

Recitals		1

I. SERVICES COVERED		1

A.	Services/Scope of Work	1

B.	Independent Contractor Relationship	1

C.	Subcontractors	2

D.	Payment/Expenses	2

E.	Taxes	2

II. COMPLIANCE		3

A.	Compliance Laws	3

B.	Vendor Credentialing	3

C.	Conflict of Interest	3

D.	OIG List of Excluded Entities	3

E.	Access to Records	3

R.	Accessibility	4

III. TERMS AND TERMINATION		4

A.	Term	4

B.	Termination Without Cause	4

C.	Termination or Modification in the Event of Government Action	4

D.	Effect of Termination	5

E.	Termination/Expiration Assistance	5

F.	Survival of Provisions	6

G.	Grievance Process	6

IV. LEGAL		6

A.	Warranties	6

B.	Ownership of Proprietary Rights	7

C.	Confidentiality	8

i

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

D.	Indemnification	9

E.	Limitation of Liability/Exceptions	11

F.	Insurance	11

V. MISCELLANEOUS		13

A.	Notices	13

B.	Conflict with Sutter Health Agreements	13

C.	Publicity	13

D.	Use of Marks	14

E.	Non-Solicitation	14

F.	Force Majeure	14

G.	Governing Law	15

H.	Dispute Resolution	15

I.	Assignment and Delegation	16

J.	Entire Agreement/Modification	16

K.	Sutter Content	16

L.	Survival	16

M.	Waiver	16

N.	Severability	16

O.	Headings	16

P.	Counterparts	16

Q.	No Third Party Beneficiary	17

R.	No Referrals/Nonexclusivity	17

S.	GPO Agreements	17

T.	Attorneys’ Fees	17

U.	Integration	17

V.	List of Agreement Documents	17

W.	Execution	17

Signature Page		18

ii

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

MASTER SERVICES AGREEMENT

Remote Scribe Services through use of Google Glass Device Augmedix Solution

This Master Services Agreement (“Agreement”) effective the date last signed below (“Effective Date”) by and between Sutter Health, a California nonprofit public benefit corporation (“Sutter”), and Augmedix, Inc., a Delaware corporation (“Augmedix”). Sutter and Augmedix may be referred to herein individually as a “Party” and collectively as the “Parties.”

R E C I T A L S

WHEREAS, Augmedix is a provider of remote scribe services through the use of Google Glass devices and the Augmedix Solution (“Services”);

WHEREAS, Sutter is a non-profit public benefit corporation which owns and operates an integrated healthcare system in Northern California;

WHEREAS, Augmedix wishes to (i) grant to Sutter certain license rights in and to the Augmedix Solution, and (ii) provide Services to Sutter; and

WHEREAS, Sutter desires to obtain Services from Augmedix.

NOW, THEREFORE, in consideration of the premises set forth above and the mutual promises and agreements set forth herein, the Parties, each intending to be legally bound hereby, agree as follows:

I.	SERVICES COVERED

A. Services/Scope of Work. During the Term of this Agreement, Augmedix agrees to provide to Sutter and Sutter agrees to purchase Services from Augmedix for the fees and other pricing set forth in the terms and conditions herein. There will be no other charges or fees without the prior written approval of Sutter and Augmedix. If Sutter purchases any Services through a Purchase Order or Statement of Work that conflicts with or is inconsistent with this Agreement, this Agreement shall control except unless the Parties mutually agree in writing, signed by authorized management level representatives of each Party, to the conflict or inconsistency.

B. Independent Contractor Relationship. The Parties agree that Augmedix is an independent contractor, and not an employee, agent, or partner of, or joint venturer with Sutter. Sutter shall thus not exercise control over the methods by which Augmedix performs its obligations under this Agreement; notwithstanding the foregoing, Sutter shall retain all professional and administrative responsibility for the Services rendered under this Agreement to the extent required to comply with Title 22 of the California Code of Regulations.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

C. Subcontractors. In addition, Augmedix may use such assistants and/or subcontractors as Augmedix deems necessary to carry out Augmedix’s duties under this Agreement at Augmedix’s sole expense; Augmedix shall assume responsibility for the payment of any compensation and expenses to such assistants and/or subcontractors, and shall hold Sutter harmless from any failure to provide such compensation and expenses. Augmedix agrees to impose on its subcontractors performing Services under this Agreement obligations no less strict than those imposed upon Augmedix under this Agreement with respect to safety, security, confidentiality, PHI and PII. Augmedix shall be responsible and liable for all acts of its subcontractors, their employees or agents performing Services. The Parties further agree that Sutter may request Augmedix to replace any of its assistants and/or subcontractors providing Services under this Agreement if Sutter reasonably determines that such individual is unfit or is providing unsatisfactory Services in performing Augmedix's obligations. Except as otherwise set forth in Exhibit A, Augmedix shall not use, access, or disclose PHI (as defined in HIPAA) collected from Sutter’s patients to, nor allow any subcontractors or agents to use, access, or disclose any PHI outside of the United States of America.

D. Payment/Expenses. During the Term of this Agreement, Augmedix agrees to provide the Services described or listed on the attached Exhibit A, and Sutter agrees to purchase such Services at the fees indicated in Exhibit A and in accordance with the terms and conditions set forth herein. Beginning June 1, 2015, Augmedix will directly invoice the respective foundation or subsidiary of Sutter receiving Services [*] prior to the applicable fees; all invoices will be subject to [*] payment terms after receipt of accurate invoices from Augmedix. Notwithstanding the foregoing, Augmedix shall invoice Sutter on April 15, 2015, for all applicable fees incurred by Sutter between May 1, 2015 to September 31, 2015 under the Agreement. Sutter may, at its discretion, make payment by check or by an electronic payable (E- payables) payment method. Other than as stated in this Agreement, any Exhibit or as subsequently agreed to in writing between the Parties, Augmedix is solely responsible for payment of any other expenses incurred in connection with carrying out Augmedix’s duties under this Agreement. Such expenses include costs of all travel, lodging, food, licenses, bonds, taxes and costs of doing business. In no event will Sutter be responsible to pay any expenses of Augmedix not contained in this Agreement or as otherwise agreed to in writing between the Parties, whether or not incurred in connection with Augmedix’s performance under this Agreement.

E. Taxes. Sutter shall be responsible for all sales and use taxes due to any federal, state, or local taxing authority by virtue of this Agreement. Augmedix shall be responsible for all other taxes, including but not limited to Augmedix’s net income taxes and excise taxes imposed on Augmedix (e.g., Medical Device Excise Tax). The Parties further agree that Sutter shall be responsible for applicable taxes due to any purchase of Services, excluding taxes based on Augmedix’s net income. Augmedix agrees that any Sutter payments to Augmedix under this Agreement will be subject to seven percent (7%) tax withholding unless Augmedix can establish that either (a) Augmedix has resident status in the State of California and/or (b) a California tax return was filed in Augmedix’s name for the immediately preceding calendar or fiscal year.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

II.	COMPLIANCE

A. Compliance with Laws. Augmedix will perform its obligations under this Agreement in strict compliance with all applicable laws. Sutter will not be responsible for monitoring Augmedix’s nor any subcontractor’s compliance with any applicable laws.

B. Vendor Credentialing. Augmedix agrees to participate in Sutter’s Vendor Credentialing service which requires Augmedix and its representatives to register and provide requested documentation, as further described at the following website: http://www.sutterhealth.org/about/vendors.html. Augmedix further agrees to maintain any licenses or certification necessary for the provision of the Services at Augmedix’s sole expense throughout the Term of this Agreement.

C. Conflict of Interest. Augmedix acknowledges that Sutter maintains and enforces a Conflict of Interest Policy. Augmedix will use reasonable efforts to act in a manner that does not encourage, facilitate or cause the violation of the Conflict of Interest Policy by individuals who are subject to that Policy. Augmedix represents that, to its knowledge, the Augmedix personnel involved in the negotiation, implementation and performance of this Agreement have no knowledge of any circumstances constituting a conflict of interest with respect to Augmedix’s transaction of business with Sutter. Augmedix agrees to notify Sutter within thirty (30) days of any such Augmedix personnel learning of any circumstances constituting a conflict of interest hereunder.

D. OIG List of Excluded Entities. Augmedix certifies that neither it nor its subcontractors performing Services are currently named as an excluded entity or individual on the “List of Excluded Individuals/Entities” of the Department of Health and Human Services Office of the Inspector General (“OIG List”). Augmedix shall immediately notify Sutter if at any point during the Term Augmedix is named as an excluded entity or individual on the OIG List.

E. Access to Records. Augmedix shall make available, for the term of this Agreement and for four (4) years following its expiration, to Sutter and/or the Secretary, U.S. Department of Health and Human Services, the U.S. Comptroller General and their representatives this Agreement and all other books, documents, and records as are necessary to certify the nature and extent of the costs incurred by Sutter in purchasing Services under this Agreement. Augmedix agrees to indemnify Sutter in the event that any amount of reimbursement is denied or disallowed because of the failure of Augmedix to comply with this obligation. Such indemnity shall be subject to the terms and conditions of Section IV.D of this Agreement and include the amount of reimbursement denied, plus any interest, penalties and legal costs. This paragraph is intended to assure compliance with Section 1861 of the Social Security Act.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

F. Accessibility. If applicable, Augmedix will provide Services under this Agreement such that the net product of such Services, including, but not limited to: software applications and operating systems, Web-based internet information and applications, information, documentation and support, desktop and portable computers, video and multimedia products, self-contained, closed products, and telecommunication products are usable by a person with a disability in accordance with Title III of the Americans with Disabilities Act, 42 U.S.C. § 12181, et seq., and/or Section 504 of the Rehabilitation Act of 1973, 29 U.S.C. §§ 701, et seq., and Section 1194.22 (a) – (p) of the Electronic and Information Technology Accessibility Standards, 36 C.F.R. Part 1194 (implementing Rehabilitation Act Section 508 (29 U.S.C. § 794d)).

III.	TERM AND TERMINATION

A. Term. The initial term of this Agreement shall be for one (1) year, commencing on the Effective Date (“Initial Term”). The Agreement shall automatically renew on the same terms and pricing for five successive one (1) year terms (each, a “Renewal Term”), unless Sutter provides written notice to Augmedix of Sutter’s intent to terminate the Agreement at least ninety (90) days prior to the end of the Initial Term or any Renewal Term. The Initial Term and the Renewal Terms are collectively referred to herein as the Agreement “Term”.

B. Termination Without Cause. This Agreement may be terminated, in whole or in part, with or without cause, upon ninety (90) days’ advance written notice by Sutter to Augmedix.

C. Termination or Modification in the Event of Government Action.

1. This Agreement shall terminate if both:

a) as a result of the enactment of any new applicable federal or state law or regulation, or any change in any existing applicable federal or state law or regulation or any new interpretation of any applicable federal or state law or regulation by any court or regulatory agency, the performance by a Party of any material obligation under this Agreement would be rendered illegal or any material provision of this Agreement would be rendered invalid or unenforceable, or the arrangement between the Parties set forth in this Agreement could reasonably be expected to have a material adverse effect on a Party or its Affiliates (for example a potential revocation of any license or certification), and (ii) the Parties are unable to negotiate a mutually acceptable amendment to this Agreement pursuant to Section V.J. below. If any immaterial provision of this Agreement is held to be illegal, invalid or unenforceable for any reason, this Agreement shall be deemed amended to delete such provision, such amendment to apply only with respect to the operation of this Agreement in the particular jurisdiction in which such provision is held to be illegal, invalid or unenforceable, and the remainder of this Agreement shall remain in full force and effect and enforceable in accordance with its terms.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

b) The Parties agree that the Party affected by the new law or regulation or the change in law or regulation or the interpretation of a law or regulation shall use reasonable efforts to give the other Party at least sixty (60) days prior written notice of the effective date of such new law, change, or interpretation.

c) The Parties agree that, notwithstanding the foregoing provisions of this Section, either Party may, within ten (10) business days of giving or receiving notice of the new law, change, or interpretation, notify the other Party of its wish to renegotiate the applicable terms of this Agreement (“Renegotiation Notice”), in which event the Parties shall negotiate in good faith, for a period of sixty (60) days from delivery of the Renegotiation Notice, an amendment to this Agreement that addresses the portion of this Agreement rendered illegal, invalid or unenforceable by the new law, change, or interpretation while preserving to the greatest extent possible the original intent of this Agreement. If the Parties successfully conclude such negotiations prior to the effective date of the new law, change, or interpretation, this Agreement shall not terminate and shall be amended to reflect the negotiated terms. If the Parties are unable to successfully conclude such negotiations prior to the effective date of the new law, change, or interpretation and such effective date is within the sixty (60) day negotiation period, negotiations shall continue but this Agreement shall be deemed amended to delete such portion rendered illegal, invalid or unenforceable, such amendment to apply only with respect to the operation of this Agreement in the particular jurisdiction in which such portion is held to be illegal, invalid or unenforceable, and the remainder shall remain in full force and effect and enforceable in accordance with its terms, subject to the subsequent sentence. In the event the Parties are unable to successfully conclude such negotiations within the sixty (60) day negotiation period, this Agreement shall terminate at the end of the sixty (60) day negotiation period.

D. Effect of Termination. Upon notice of termination by either party, Augmedix shall cease or wind-down performance of the Services in accordance with Sutter’s requests. For clarification, Sutter shall pay Augmedix in accordance with Section I.D. any fees earned and expenses incurred by Augmedix for Services performed up to the time of termination. Within 30 days (or such other period as agreed by the parties) after the termination or expiration of this Agreement, Statement of Work or Exhibit or at the end of the termination/expiration assistance period described below, whichever occurs later (the “End Date”), (a) each party shall return or securely destroy Confidential Material of the other party in accordance Section IV.C.; and (b) if applicable, both Parties shall deliver to the other Party or its designee, any such data feed or other delivery mechanism as agreed to by the Parties.

E. Termination/Expiration Assistance. Upon termination or expiration of this Agreement, a Statement of Work or Exhibit for any reason, Augmedix shall for up to 30 days after the date of termination or expiration, at Sutter’ option, (a) continue to provide the Services in accordance with this Agreement in order to facilitate Sutter’ transition of the Services to Sutter or its designee without interruption or adverse effect and (b) provide such reasonable assistance as may be requested by Sutter to effectuate such transition. This Agreement shall continue in full force and effect with respect to the performance of such termination/expiration assistance. In consideration of such termination/expiration assistance, Sutter shall pay Augmedix at the then-applicable rates in accordance with the provisions of this Agreement (including the applicable Statement of Work or Exhibit).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

F. Survival of Provisions. Notwithstanding anything to the contrary herein, in the event of the termination or expiration of this Agreement, the indemnification, non- solicitation, confidentiality provisions and other obligations of the Parties, or any other clauses herein, which by their terms or nature are to be performed or complied with subsequent to the expiration or termination of this Agreement shall survive and continue in full force and effect.

G. Grievance Process. A dispute arising as set forth in Section V.H. above may be resolved by each Party appointing a representative to meet and attempt to resolve such a dispute. The representatives shall meet as often as the Parties reasonably deem necessary to discuss the problem in an effort to resolve the dispute without the necessity of any formal proceeding. In the event the representatives cannot resolve such dispute within ninety (90) days following receipt of notice from the Party requesting the process set forth in Section V.H., then either Party may pursue its available remedies as set forth in Section V.H.

IV.	LEGAL

A. Warranties. Augmedix warrants that:

1. All Services will be performed by Augmedix in a professional manner, consistent with the standard of skill and care exercised by the best professionals within Augmedix’s industry on projects of comparable scope and complexity, in a similar location, and in conformance with the requirements of this Agreement and within the deadlines mutually set by the Parties;

2. Augmedix is sufficiently experienced, properly qualified, registered, licensed, equipped, organized and financed to perform the Services in compliance with the terms of this Agreement, and will ensure that all employees, subcontractors and agents will have the requisite experience and qualifications to perform the Services in a lawful and proper manner;

3. The Augmedix Google Glass Devices furnished by Augmedix under this Agreement shall be new;

4. To Augmedix’s knowledge, no services, materials, equipment or other matters furnished by Augmedix to Sutter under this Agreement will in any way infringe upon or violate any valid third party intellectual property rights;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

5. Augmedix will not take any action which will void, invalidate, or otherwise adversely affect any manufacturer’s or third party warranty held by Sutter with respect to any of Sutter’s equipment, systems or property; and

B. Ownership of Proprietary Rights.

1. Augmedix agrees that Sutter shall be the owners of all proprietary rights in and to any documentation, records, text and other works of authorship, data, metadata, databases, information, ideas, innovations, discoveries, inventions, compositions, know-how, conceptions, designs, symbols, names, procedures, methods, processes, improvements, products, prototypes, samples, computer programs or routines (in object code or embedded format, regardless of the medium on which it resides), hardware and/or software configurations, translations, trade secrets and other property and materials, tangible or intangible, whether or not patentable or registrable under copyright, patent or similar laws, within the foregoing: (i) furnished to Augmedix, or to which Augmedix is given access by Sutter in connection with the performance of this Agreement; and/or (ii) expressly set forth in Exhibit A as specifically created for Sutter and owned by Sutter (collectively “Intellectual Property”). Augmedix shall not have any interest in such Intellectual Property and may use such Intellectual Property only as necessary to perform under this Agreement. Accordingly, Augmedix hereby assigns to Sutter all of Augmedix’s right, title and interest in and to the Intellectual Property. Augmedix further acknowledges its obligation to assist Sutter or its designee, at Sutter’s (or designee’s) expense, in every proper way to secure Sutter’s or its designee’s, rights in the Intellectual Property and any copyrights, patents, trademarks, moral rights or other intellectual property rights relating thereto. This obligation includes maintaining and preserving accurate and complete records of all pertinent information and data with respect thereto (“Records”), disclosing to Sutter or its designee all Intellectual Property and Records, and executing all applications, specifications, oaths, assignments, recordations and instruments necessary to obtain, maintain and transfer such rights to Sutter or its designee (or, if not transferable, to waive such rights). The Parties further agree that nothing in this paragraph or in this Agreement shall limit Sutter’s sole and exclusive intellectual property rights in and to its own data (including metadata) provided to or accessed by Augmedix, or developed or generated by Augmedix for Sutter in accordance with Section IV(B)(ii) above during the course of this Agreement. Except as expressly authorized by Sutter or as permitted herein, Augmedix may not use, aggregate or otherwise modify such data or metadata for Augmedix’s own use or for use with or by third parties.

2. Notwithstanding the foregoing:

a) Sutter agrees that Augmedix shall be the owner of all proprietary rights in and to the Augmedix Solution (as defined in Exhibit B), and improvements thereof, and all associated intellectual or other proprietary rights. In addition, to the extent Sutter provides any suggestions, recommendation or other feedback to Augmedix with respect to the Augmedix Solution, Sutter hereby grants to Augmedix a non-exclusive, perpetual, non-terminable, non-revocable, royalty-free, sublicenseable license to use any such feedback in connection with the development or commercialization of Augmedix Solution.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

b) Augmedix and/or its vendors may collect, use and store data regarding the quality or performance of the Augmedix Solution or the applicable vendor’s component. Data to be collected are: bitrate, network quality, latency, packet loss, software stability, signaling attributes, frame rate, protocol used, picture quality, delay, jitter, hardware performance, A/V offset and processor use for aggregate assessment purposes. For clarity, Augmedix and/or its vendors are not precluded from using PHI for quality and control purposes in accordance with the terms of this Agreement or any Exhibit.

C. Confidentiality.

1. Each Party shall hold the following “Confidential Information” in strict confidence and not disclose the same to any other person or entity except as provided herein: each other’s proprietary and confidential records and information, including but not limited to all information, pricing and terms relating to or contained in this Agreement; the content of all negotiations and other discussions regarding contract terms, conditions and pricing; all service and product data, trade secrets, financial data, pricing, business plans and any other information or technology received from the other Party in implementing this Agreement; the confidential information of vendors and other third parties disclosed to the receiving Party as part of the provision of Services under this Agreement; all personally identifiable information of a Party’s employees, agents, and patients; and all information derived from the foregoing.

2. Notwithstanding the above:

a) A Party may disclose Confidential Information to the personnel within its organization, its physicians who may use the Services or products (or other services, products or technology of Augmedix) and its legal and accounting advisors who require the Confidential Information in connection with the Party’s internal business processes and its rights and obligations under this Agreement, provided that such disclosing Party uses commercially reasonable efforts to require any such recipient to use the information solely for these purposes and to keep it strictly confidential, except as required by law and subject to the requirements of 2.b) below.

b) A Party may disclose Confidential Information as required by law, provided that such disclosing Party provides reasonable prior notice to the other Party to enable such other Party to attempt to prevent or limit the disclosure and the disclosing Party assists the other Party upon request in seeking relief from or limiting the disclosure.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

c) In addition, Sutter shall have the right to disclose contract terms, conditions and pricing terms, as well as other Confidential Information, including vendor and other third party confidential information, to those parties and/or consultants not already mentioned above that Sutter has or will contract with or retain in the course of managing its business, provided those parties/consultants agree in writing that they shall not use or divulge such Confidential Information to any third party except as necessary for the discharge of their obligations to Sutter or as required by law. Furthermore, Augmedix shall have the right to disclose the contract terms to its legal and financial advisors, and to its current and prospective investors, lenders and acquirers and their respective legal and financial advisors.

d) A Party may disclose Confidential Information with the prior written consent of the other Party.

3. Both Parties further agree to comply, and to ensure that their employees and agents comply, with all applicable federal and California privacy laws relating to personally identifiable information, including but not limited to the Health Insurance Portability and Accountability Act of 1996 and its attendant regulations, as amended from time to time (“HIPAA”), the Health Information Technology for Economic and Clinical Health Act (“HITECH”), the California Medical Information Act (CMIA), the Fair Credit Reporting Act (FCRA), and regulations promulgated under these laws. Augmedix also agrees to execute a separate HIPAA/HITECH Business Associate Agreement attached hereto as Exhibit C.

4. Neither Party shall be obligated to hold the following information in confidence (and such information shall not be deemed to be Confidential Information): information that is or becomes publicly available through no fault of the recipient, information developed by a Party without using any Confidential Information, information lawfully possessed by a Party before receipt from the disclosing Party, and information lawfully disclosed to a Party on a non- confidential basis from a person or entity that is not bound by a duty of confidentiality.

D. Indemnification.

1. General Indemnification. Each Party (the “Indemnifying Party”) agrees to indemnify, defend and hold the other Party (the “Indemnified Party”), and its respective affiliates, and its and their officers, directors, employees, representatives, agents, other authorized users, successors and assigns harmless from and against any and all claims, losses, judgments, liens, demands, damages, liabilities, penalties, fines, expenses, obligations, causes of action, suits, or costs, including reasonable attorneys’ fees (collectively, the “Claims”) to the extent that such Claims are caused by, arise out of, or are connected in any way with:

a) any negligence, unlawful conduct or willful misconduct of the Indemnifying Party or its employees, subcontractors or agents, to the maximum extent permitted by law;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

b) the breach of this Agreement by the Indemnifying Party or its employees, subcontractors or agents of any of its contractual obligations, covenants, undertakings or promises under this Agreement;

c) property loss, damage, personal injury or death, caused by the Indemnifying Party or by any of its employees, subcontractors or agents;

d) in the case of Augmedix as the Indemnifying Party, defects in design or manufacture of a product or malfunctioning of a product when used in accordance with its written instructions, specifications or other product documentation;

but not to the extent resulting from the negligence, unlawful conduct or willful misconduct of the Indemnified Party or its respective employees, representatives, servants, subcontractors and agent.

2. Intellectual Property Indemnification. Augmedix will defend, indemnify, protect and hold harmless Sutter and its Representatives from and against any and all Claims to the extent the Claim is based on an allegation that use of the Services and all related materials, software, equipment and other deliverables provided in connection therewith, in accordance with this Agreement infringes any patent or any copyright, trademark, trade secret or other proprietary right Augmedix will have no liability for third party equipment or components, or to the extent such Claim: (a) involves infringement that is attributable to any Sutter-supplied designs or specifications; (b) is based on modification or combination of any deliverables provided by Augmedix with any non-Augmedix hardware or software, to the extent such Claim results from such modification or combination; or (c) to the extent it results from failure of Sutter to use updated or modified versions of any deliverables provided by Augmedix for avoiding such Claim.

3. Procedure. The Indemnified Party shall provide prompt written notice to the Indemnifying Party of any claim for which the Indemnified Party is seeking indemnification. The Indemnifying Party shall have the sole right to control the defense. The Indemnified Party may participate in the defense of the claim at its own expense. Further, upon the request of the Indemnifying Party, at the Indemnifying Party’s sole expense, the Indemnified Party shall cooperate as is reasonable in the defense. The Indemnifying Party shall not settle any claim that includes an admission of wrongdoing by the Indemnified Party or otherwise adversely affects the Indemnified Party’s interests without its prior written consent.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

E. Limitation of Liability/Exceptions. Other than as set forth below, (1) in no other event shall either Party be liable for any special, incidental, or consequential damages, lost profits, or any other indirect damages even if it has been informed of the possibility thereof, (2) except for Sutter’s payment obligations under Exhibit A, each Party’s aggregate liability for any other damages will in no event exceed the greater of (A) total amounts due to Augmedix pursuant to this Agreement in the twenty-four (24) months preceding the initial claim, and (B) the amount of recoverable insurance with respect to the applicable claim.

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, ANY PURPORTED LIMITATION ON A PARTY’S LIABILITY, (EACH, A “PARTY” FOR PURPOSES OF THIS PARAGRAPH), EITHER AS TO TYPE OR AMOUNT OF DAMAGES, SHALL NOT APPLY TO ANY CLAIM ARISING FROM (A) ANY OUT OF POCKET COSTS REASONABLY INCURRED BY A PARTY AS A RESULT OF THE OTHER PARTY’S BREACH OF ITS OBLIGATIONS WITH RESPECT TO CONFIDENTIAL INFORMATION OR INDIVIDUALLY IDENTIFIABLE INFORMATION (INCLUDING, BUT NOT LIMITED TO, PROTECTED HEALTH INFORMATION), B) DAMAGES TO THE EXTENT PROXIMATELY CAUSED BY THE PARTY’S OR ITS REPRESENTATIVE’S (I.E., ITS EMPLOYEE’S, DIRECTOR’S, OFFICER’S, SUBCONTRACTOR’S OR OTHER AGENT’S) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (B) DAMAGES AWARDED TO THIRD PARTIES THAT ARE COVERED BY A PARTY’S DEFENSE AND INDEMNITY OBLIGATIONS SET FORTH IN SECTION IV.D.

F. Insurance.

1. Requirements. Augmedix shall obtain and maintain all proper and necessary insurance to guard against all applicable risk at its sole cost and expense, including, but not limited to, the following:

a) Commercial General Liability Insurance in an amount not less than [*] per occurrence and [*] annual aggregate covering any and all damage to property or injury to persons which arise from services performed under the Agreement. Coverage shall include Premises and Operations, Independent Contractors, Products and Completed Operations including but not limited to any professional services performed under the Agreement, Contractual Liability and Broad Form Property damage coverage;

b) Excess or Umbrella Liability Insurance extending over the required Commercial General Liability, Automobile Liability and Employer’s Liability in an amount not less than [*] per occurrence and [*] annual aggregate;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

c)  Workers’ Compensation Insurance in compliance with statutory requirements in the jurisdiction in which the work will be performed and Employers Liability insurance with limits of [*] each accident, [*] disease policy limit, and [*] each disease employee limit. Where permitted by law, such insurance shall contain waivers of the insurer’s right of subrogation against Sutter, its Officers, Directors and Employees.

d) Automobile Liability Insurance in an amount not less than [*] per accident coverage for all owned, non-owned and hired automobiles.

e) Professional Liability Insurance (Errors and Omissions) covering negligent acts, errors or omissions arising out of the rendering of or failure to render professional services as contracted under this Agreement, whether committed or alleged to have been committed by Augmedix or by its employees, contractors or others for whom the Augmedix is legally responsible with minimum limits of [*] each claim, [*] aggregate.

f) Information Security & Privacy Insurance in the amount of [*] per claim, including coverage for unauthorized access, failure of security, breach of privacy perils, wrongful disclosure of information, as well as notification costs and regulatory defense.

2. Extended Coverage. If any such insurance is written on a claims-made policy form, the policy shall have a retroactive date prior to or coinciding with the effective date of this Agreement and shall continue for five (5) years following termination of this Agreement. In the event that a claims-made policy is canceled, terminated or non-renewed, Augmedix shall obtain an extended reporting period endorsement for the remainder of the five (5) year period.

3. Certificate of Insurance. Augmedix shall furnish Certificates of Insurance acceptable to Sutter prior to commencement of Services, and thereafter, not less than ten (10) days prior to any expiration or renewal date. The Certificate of Insurance shall provide that there will be no cancellation or reduction of coverage without thirty (30) days prior written notice to Sutter. All insurance policies will be written by a company authorized to do business in the state of California and with an A.M. Best Rating of A VII or better. In no event will the coverage or limits of any insurance maintained by Augmedix under this Section F., or the lack or unavailability of any other insurance, limit or diminish in any way Augmedix's obligations or liability to Sutter under this Agreement. Any acceptance of insurance certificates by Sutter shall not limit or relieve Augmedix of the duties and responsibilities assumed by it under this Agreement.

4. Additional Insureds. The Commercial General Liability and Automobile Liability Insurance maintained by Augmedix pursuant to this Agreement shall be endorsed to name Sutter, its officers, directors, and employees as Additional Insureds. It is agreed that the insurance afforded such Additional Insureds shall apply as primary insurance and that any other insurance carried by Sutter shall be excess only and shall not contribute with this insurance.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

V.	MISCELLANEOUS

A. Notices. All communications and notices between the Parties hereto, whether or not required or permitted under this Agreement, shall be in writing and either delivered personally, or by courier services, or sent by first class, certified United States mail, return receipt requested, postage prepaid, to the Party’s address appearing below. Either Party may from time to time change its address for purpose of receipt of notice by a notice delivered in compliance with this subsection.

Sutter Health

Attn: Chief Operating Officer,

2200 River Plaza Drive

Sacramento, CA 95833

A copy is to be sent to:

Sutter Health Office of the General Counsel

Attn: Senior Vice President & General Counsel

2200 River Plaza Drive

Sacramento, CA 95833

Augmedix, Inc.

Attn: CEO

1161 Mission Street, Suite 210

San Francisco, CA 94103

A copy is to be sent to:

Fenwick & West, LLP

Attn: Stefano Quintini

801 California Street

Mountain View, CA 94041

B. Conflict with Sutter Health Agreement. If Augmedix has an agreement with Sutter or a Sutter affiliate (“Sutter Affiliate Contract”) on the same subject matter as this Agreement, this Agreement shall supersede the Sutter Affiliate Contract.

C. Publicity. The Parties agree that all publicity and public announcements concerning the existence of this Agreement and of the subject matter set forth herein shall be jointly planned and coordinated by and among the Parties. Neither Party shall disclose any of the specific terms of this Agreement to any third party, except its subcontractors and agents with a need to know, without the prior written consent of the other Party, which consent shall not be withheld unreasonably. Notwithstanding the foregoing, any Party may disclose information concerning this Agreement as required by the rules, orders, regulations, subpoenas or directives of a court, government or governmental agency, and shall provide notice to the other Party of having so disclosed unless not reasonably practicable to do so.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

D. Use of Marks. Other than as stated in this Agreement or an applicable Statement of Work, neither Party shall use the name, logo, or likeness of the other Party, in any electronic medium, signage, advertising, or promotional material, without the prior written consent of the other Party. Such consent may be granted or withheld in the sole discretion of the Party whose consent is required; however, such consent shall not be unreasonably withheld.

E. Non-Solicitation. During the Term of this Agreement and for a period of one (1) year after the termination of this Agreement (the “Restricted Period”), neither Augmedix nor Sutter will, purposely (on either Party’s own behalf or on behalf of any other person or entity) contact, recruit, solicit or otherwise seek to induce any employee or affiliated provider of the other Party to terminate his/her employment or engagement with the other Party. This covenant applies to any employee or Provider who, at the time of such attempted recruitment/hire by either Party, is currently employed or engaged with the other Party or was previously employed or engaged with the other Party within the one (1) year period immediately preceding their termination from Augmedix or Sutter.

F. Force Majeure. Neither Party shall be liable nor deemed to be in default for any delay or failure in performance of any of its obligations under this Agreement to the extent and for such periods of time as such delay or failure to perform results directly or indirectly from any act of God, war (declared or undeclared), action of any governmental authority, terrorism, riot, revolution, explosion, sabotage, nuclear incident, natural disaster, inclement weather, lightning, earthquake, fire, flood, storm, sinkhole, epidemics, pandemic, vandalism, strike or other work interruption or any similar or dissimilar cause beyond the reasonable control of either Party (“Excusable Delay”). The Party so affected will give prompt notice to the other Party of an Excusable Delay, in each case specifying to the extent practicable the estimated duration of such Excusable Delay, and shall take whatever reasonable steps are necessary to relieve the effect of such Excusable Delay as rapidly as possible. If Augmedix remains unable to provide Service to Sutter for a period of thirty (30) days or more, Sutter has the right to obtain Service, partially or completely, from competitors without penalty and without further payment to Augmedix. In the event of a disaster (e.g. act of God, earthquake, fire, flood, natural disaster, inclement weather, epidemic, pandemic, act of terrorism, explosion, sabotage, nuclear incident) and the Sutter requires the Services of the Augmedix, Augmedix agrees that it will use all commercially reasonable and good faith efforts to provide such Services within twenty- four (24) hours’ notice from Sutter, or as soon thereafter as possible, and to provide such Services as quickly as possible. This provision shall apply equally to a disaster event that has already occurred (e.g. an earthquake) and to an event that is imminent (e.g. a flood), upon the sole discretion of the Sutter.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

G. Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of California.

H. Dispute Resolution. The Parties agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement. If such good faith meet and confer does not result in resolution within thirty (30) days, unless mutually extended in writing, either Party may proceed to arbitration. Meet and confer shall be a condition precedent to the filing of any arbitration demand by any Party. In addition, should the Parties, prior to submitting a dispute to arbitration, desire to utilize other impartial dispute settlement techniques such as mediation or fact-finding, a joint request for such services may be made to the Judicial Arbitration and Mediation Services (“JAMS”), or the Parties may initiate such other procedures as they may mutually agree upon at such time. The Parties further agree that all disputes arising between the Parties based on or related to this Agreement, whether involving a claim in tort, contract, or otherwise, shall be settled by final and binding arbitration, upon a written demand given by any Party to the other Parties. The arbitration shall be conducted in San Francisco, California by a single, neutral arbitrator who is licensed to practice law and who is agreed to by the Parties to the dispute. The written demand shall contain a detailed statement of the matter and facts and include copies of all related documents supporting the demand. All such arbitration proceedings shall be administered by JAMS, however, the arbitrator shall be bound by applicable state and federal law, and shall issue a written opinion setting forth findings of fact and conclusions of law. The Parties agree that the decision of the arbitrator shall be final and binding as to each of them. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall have no authority to award punitive damages or to add to, modify, or refuse to enforce any agreements between the Parties. The arbitrator shall have no authority to make any award that could not have been made by a court of law. The Party against whom the award is rendered shall pay any monetary award and/or comply with any other order of the arbitrator within sixty (60) days of the entry of judgment on the award, or take an appeal pursuant to the provisions of the California Civil Code. The Parties waive their right to a jury or court trial. In all cases submitted to arbitration, the Parties agree to share equally the administrative fee as well as the arbitrator’s fee, if any, unless otherwise assessed by the arbitrator. The administrative fees shall be advanced by the initiating Party subject to final apportionment by the arbitrator in this award. Each Party shall be solely responsible for its own legal fees and expenses and other costs of any arbitration.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

I. Assignment and Delegation. Neither Party may, directly or indirectly, in whole or in part, either by operation of law or otherwise, assign or transfer this Agreement or delegate any of its obligations under this Agreement without the other Party’s written consent, except that either Party may assign this Agreement, without the other Party’s consent, to an affiliate or to a successor or acquirer, in connection with a merger or acquisition, or the sale of all or substantially all of such Party’s assets or the sale of that portion of such Party’s business to which this Agreement relates. Any attempted assignment, transfer or delegation otherwise without such prior written consent will be void and unenforceable. Any assignment permitted hereunder of either Party's rights to a purchaser of all or substantially all of said Party's assets or stock or to any successor by way of merger, consolidation or similar transaction shall require that such successor assumes all of the assigning Party’s obligations hereunder. Notwithstanding the foregoing, Sutter, or its permitted successive assignees or transferees, may assign or transfer this Agreement or delegate any rights or obligations hereunder without consent: (1) to any entity controlled by, or under common control with, Sutter, or its permitted successive assignees or transferees; or (2) in connection with a merger, reorganization, transfer, sale of assets or product lines, or change of control or ownership of Sutter, or its permitted successive assignees or transferees.

J. Entire Agreement/Modification. This Agreement, including the Recitals (which are incorporated herein by this reference) constitutes the Parties’ complete understanding with regard to the subject matter of this Agreement, and supersedes all prior written or oral agreements or understandings with respect thereto. This Agreement may be modified only in writing signed and dated by each Party’s management level representative who has actual signature authority to legally bind the Party on whose behalf the signature is made.

K. Sutter Content. Customer Data (as defined in Exhibit D) will not be stored outside of the U.S. Borders.

L. Survival. Termination or expiration of this Agreement for any reason shall not relieve either Party of any obligation or liability incurred prior to the expiration or termination of this Agreement. The following provisions shall survive termination or expiration of this Agreement, in addition to those that by their nature are intended to survive termination: PAYMENT/EXPENSES; WARRANTIES; OWNERSHIP OF PROPRIETARY RIGHTS; CONFIDENTIALITY; INDEMNIFICATION; LIMITATION OF LIABILITY/EXCEPTIONS; INSURANCE and DISPUTE RESOLUTION.

M. Waiver. Any failure of a Party to insist upon strict compliance with any term or condition of this Agreement shall not be deemed to be a waiver of such term or condition. To be effective, a waiver must be in writing, signed and dated by the Parties.

N. Severability. In the event any portion of this Agreement is declared void by a court or arbitrator, such portion shall be severed from this Agreement, and the remaining provisions shall remain in effect, unless the effect of such severance would be to alter substantially this Agreement or the obligations of the Parties, in which case this Agreement may be immediately terminated.

O. Headings. The headings are inserted into this Agreement for reference and convenience only, and will not affect the meaning or interpretation of any provision hereof.

P. Counterparts. This Agreement may be executed in counterparts, each of which will be an original and which together will constitute one and the same instrument. A photocopy of the executed Agreement may be used as if it were the original Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

Q. No Third Party Beneficiary. Nothing contained in this Agreement is intended nor shall it be construed to create rights running to the benefit of third parties, unless otherwise expressly provided in this Agreement.

R. No Referrals/Nonexclusivity. Nothing in this Agreement is intended to obligate and shall not obligate any Party to the Agreement to refer clients to any other Party. Further, this Agreement is not exclusive, and the Parties may enter into similar agreements with other Parties.

S. GPO Agreements. If Augmedix is under contract with Novation for this Service category, the Augmedix agrees to report sales under this Agreement and to pay administrative fees to Novation per terms of the Novation Agreement. If and when Services are added to the Agreement, Augmedix will pay applicable administration fees with respect to such Services at that time and on a go forward basis during the term of the Agreement.

T.  Attorneys’ Fees. If any legal action or other proceeding is commenced to enforce or interpret any provision of, or otherwise relating to, this Agreement, the prevailing Party shall be entitled to an award of attorneys’ fees and costs. For this purpose “expenses” include, without limitation, court or other proceeding costs, and experts’ and attorneys’ fees and their expenses.

U. Integration. This Agreement, including all Exhibits hereto, as set forth in Section V.V., constitutes the entire understanding of the Parties, and revokes and supersedes all prior agreements between the Parties regarding the subject matter hereof and is intended as a final expression of their Agreement. It shall not be modified or amended except in writing signed by the Parties hereto and specifically referring to this Agreement. This Agreement shall take precedence over any other documents which may conflict with this Agreement.

V. List of Agreement Documents.

Master Services Agreement

Exhibit A: Description of Services

Exhibit A-1: Authorized Users

Exhibit A-2: Google Joint Publicity Opportunity

Exhibit A-3: Publicity Support

Exhibit A-4: Assistance with Grants and Studies

Exhibit A-5: Participation in Product Roundtables

Exhibit A-6: Augmedix Epicenter Program

Exhibit A-7: Foreign Remote Scribing Locations

Exhibit B: Definitions

Exhibit C: Business Associate Agreement

Exhibit D: Security of Data Systems

W. Execution. By their signatures below, each of the signatories to this Agreement represent that they have the authority to execute this Agreement and to bind the Party on whose behalf their execution is made.

SIGNATURE PAGE TO FOLLOW

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SIGNATURE PAGE

SUTTER HEALTH		AUGMEDIX, INC.

By:	/s/ Sarah Krevans	By:	/s/ Ian Shakil
Name:	Sarah Krevans	Name:	Ian Shakil
Title:	Chief Operating Officer	Title:	CEO
Date;	April 15, 2015	Date;	April 15, 2015

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

 EXHIBIT A

DESCRIPTION OF SERVICES

1.	OVERVIEW AND DEFINITIONS

1.1.	Project Overview. Augmedix will provide Service, powered by Google Glass, to facilitate coordination of Scribing into the Sutter electronic health record, in pending status, awaiting the provider’s review, finalization and approval.

1.2.	Definitions. As used in this Exhibit, all terms not otherwise defined in the Agreement shall have the meanings indicated in Exhibit B: Definitions.

1.3.	Authorized Users.

1.3.1.	Meaningful Growth Phase [*]: Sutter agrees to be invoiced and pay for additional Authorized Users as specified by Schedule A-1A, for a total of [*] additional Authorized Users by [*]. Sutter agrees and understands that its addition of said Authorized Users according to Schedule A-1A, and Sutter’s use of Steady State OUS Services by [*], is essential to the commercial success of the Parties, and if such goals are not met, Augmedix may choose to 1) cease allowing additional Authorized Users; and 2) withdraw its support or not include Sutter from the activities listed in Exhibit A-3, A-4 and A-5. See Schedule A-1B for a listing of current Authorized Users.

1	Maximum Growth in [*]: The maximum number of additional Authorized Users for calendar year 2015 shall be [*] (this number includes the additional Authorized Users as anticipated in Section 1.3.1 above), with the designation of additional Authorized Users above [*] by mutual written consent of the Parties.

1.3.3.	Sutter may remove any Authorized User upon [*] prior written notice to Augmedix.

2.	PARTIES RESPONSIBILITIES

2.1.	Augmedix Responsibilities. Commencing on the Effective Date, Augmedix will perform the following Services:

2.1.1.	Implementation and Training. Augmedix will coordinate and manage an implementation period including evaluating site IT infrastructure, collecting physician and site preferences, and sending staff on-site at the Sutter Facility in order to facilitate the on boarding of Sutter employees, Sutter physicians and providers, and Augmedix Scribes. Augmedix will provide 1) appropriate employee and provider training, and 2) patient education materials within the first three months of the Effective Date. Augmedix will be responsible for training Sutter employees, physicians and providers on relevant procedures.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

2.1.2.	Remote Scribing. Following completion of the implementation period, Scribing is to be performed by Augmedix Scribes at a Customer pre-approved centralized third party HIPAA compliant facility and/or on-site for quality and training purposes. The Parties agree that Sutter can designate whether or not such Remote Scribing is performed within the United States or permitted to be performed outside of the United States. The pricing for Steady-State Inside United States Services and Steady-State Outside United States Services is provided in Section 3.1 of this Exhibit. Any agreed upon Outside United States locations for Remote Scribing Services shall be listed in Exhibit A-7. Augmedix will facilitate coordination of Scribing into the EHR, in pending status, awaiting the provider’s review, finalization and approval. Audio and video content generated during a patient session using the Augmedix Google Glass Device will at all times be encrypted and streamed in real time through the Sutter Wi-Fi network, with an exception for temporary caching on the Augmedix Google Glass Device to ensure continuity of the data stream. Notwithstanding the foregoing, for purposes of this Agreement, “streamed in real time” means streaming without any caching, storage or retention of the content; provided, however, that buffering for the purpose of transmitting the content is permitted.

2.1.3.	Technology Maintenance. Augmedix shall be responsible for ensuring the availability and functionality of sufficient Augmedix Google Glass Devices to provide the Services. The Augmedix Google Glass Devices and other hardware or materials provided for the purpose of this Agreement are owned by Augmedix and will be provided and supported entirely by Augmedix to Sutter. Augmedix will guarantee [*] uptime with exceptions for disruptions to Wi-Fi, power, EHR and facilities. Augmedix will respond to all requests for support within [*] of request during scheduled clinic hours.

2.2.	Sutter Responsibilities. Commencing on the Effective Date, Sutter will have the following responsibilities:

2.2.1.	Infrastructure. Sutter will provide the required infrastructure, including logins, software licenses, remote permissions, and necessary bandwidth and reliability, to connect with EHR and for the Augmedix Google Glass Device stream, subject to Augmedix’s compliance with all applicable policies and procedures of Sutter.

2.2.2.	Patient Education. Sutter will work together with Augmedix to develop patient education materials, including an FAQ within the first three months of execution of the underlying Agreement.

2.2.3.	Training. Sutter will provide training to Scribes pertaining to the use of certain software applications installed on the Hardware, including EHR software.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

2.2.4.	Access. Sutter will arrange for appropriate access and related credentials for use of certain software applications on the Hardware by Scribes.

2.2.5.	Compliance. Sutter shall ensure that patients (a) are informed, prior to the use of the Augmedix Solution, of the function, extent, and purpose of the Augmedix Solution and utilization of audiovisual equipment by means of the Glass device, and (b) are afforded the option to opt-out of such use, each of (a) and (b) in compliance with all applicable privacy laws and regulations.

2.2.6.	Scheduling. Sutter staff will update patient status in the EHR or scheduling software available to the Scribe. Sutter will provide an estimate of Augmedix Scribe availability requirements no less than [*] in advance of each month’s requirement on a day by day basis for each Authorized User. This estimate will be used by Augmedix to staff the Augmedix solution. [*] prior to the first of the month and each month thereafter, Sutter shall provide a daily schedule for each Authorized User for each day of the following month (“Daily Schedule”).

2.3.	Software and Equipment.

2.3.1.	Software.

2.3.1.1.	License. Subject to the terms and conditions of this Agreement, Augmedix hereby grants Sutter a non-exclusive, non-transferable license for Sutter and its Authorized Users to use the Augmedix Solution and Documentation at the Sutter Facility for the sole purpose of receiving the Services in accordance with this Agreement. The Software may be used on a concurrent user basis.

2.3.1.2.	Restrictions. Without the prior written consent of Augmedix, Sutter agrees not to (nor assist or encourage third parties to): (a) sell, rent, lease, lend, license, sublicense, distribute or otherwise transfer the Software or Documentation to any third party; (b) decompile, disassemble or reverse engineer the Software, in whole or in part; (c) write or develop any derivative software or any other software program based upon the Software, the Documentation or any Augmedix Confidential Information; (d) use the Software to provide processing or other services to third parties, or otherwise use the Software on a “service bureau” basis; or (e) provide, disclose, divulge or make available to, or permit use of the Software or Documentation by any third party without Augmedix’s prior written consent. The Software contains Embedded Software and Sutter will comply with any applicable license terms and conditions as set forth in subsection (c) below.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

2.3.2.	Augmedix Google Glass Devices.

2.3.2.1.	The acquisition (including with respect to all applicable software licenses), installation, configuration, and maintenance of all such Augmedix Google Glass Devices will be solely the responsibility of Augmedix.

2.3.2.2.	Sutter shall ensure that Authorized Users (i) maintain the Augmedix Google Glass Devices in good repair, condition and working order, (ii) use the Augmedix Google Glass Devices in accordance with the applicable user manual(s) and the guidelines provided from time to time by Augmedix, and (iii) without limiting the foregoing, do not use the Augmedix Google Glass Devices outside of the approved site or for purposes not contemplated under this Agreement, or disable any protective safeguards.

3.	FEES.

3.1.	Service Pricing:

3.1.1.	Steady-State Inside United States (“IUS”) Services. The IUS Services shall be provided to Sutter for a fee of $[*] / FTE provider / month (“IUS Services Fee”).

3.1.2.	Steady-State Outside United States (“OUS”) Services. The OUS Services shall be provided to Sutter for a fee of $[*] / FTE provider / month (“OUS Services Fee”).

3.2.	Prepayment: Sutter shall provide Augmedix an initial prepayment for each Authorized User scheduled to utilize the Services after April 1, 2015 (“Prepayment”). The Prepayment is equal to [*] of the full-time FTE IUS or OUS Services Fee associated with that specific Authorized User. The Prepayment shall be credited back to Sutter only if Sutter decides to timely terminate an Authorized User in accordance with the notice requirements of this Agreement, in which case the Prepayment amount shall be reduced beginning in the final [*] of Service for that specific Authorized User by the amount of the IUS or OUS Service Fees invoiced under this Agreement for that specific Authorized User, with any remaining amount of the Prepayment being refunded to Sutter. By way of example, if an additional Authorized User was scheduled to begin utilizing Service on April 1, 2015 at an OUS Service Fee schedule, the Prepayment for such an Authorized User would be [*] and Augmedix would invoice Sutter for the full applicable OUS Service Fee beginning and continuing from April 1, 2015; if Sutter gave notice to terminate that Authorized User on January 1, 2016, then the Prepayment would be reduced to $[*] by March 31, 2016.

Pricing is turn-key per provider to include implementation, training, one (1) Google Glass unit per physician, battery packs as needed and remote scribing.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SCHEDULE A-1A

MEANINGFUL GROWTH PHASE - ADDITIONAL AUTHORIZED USERS

Deadline	Additional Authorized Users
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SCHEDULE A-1B

INITIAL AUTHORIZED USERS

Name: [*]

Customer Facility: [*]

Daily Schedule: Patient time all day Monday, Wednesday and Friday

FTE: [*]

Hours: [*] per month

Name: [*]

Customer Facility: [*]

Daily Schedule: Patient time all day Monday, Wednesday AM, Thursday PM and Friday AM

FTE: [*]

Hours: [*] per month

Name: [*]

Customer Facility: [*]

Daily Schedule: Patient time Tuesday AM, potential patient time Tuesday PM, Thursday AM, potential patient time Thursday PM, all day Friday

FTE: [*]

Hours: [*] per month

Name: [*]

Customer Facility: [*]

Daily Schedule: Patient time all day Monday, Tuesday AM, potential patient time Tuesday PM, Wednesday AM, potential patient time Wednesday PM, all day Thursday and Friday AM

FTE: [*]

Hours: [*] per month

Name: [*]

Customer Facility: [*]

Daily Schedule: Patient time all day Monday, Tuesday Thursday and Friday

FTE: [*]

Hours: [*] per month

Name: [*]

Customer Facility: [*]

Daily Schedule: Patient time Monday PM, potential patient time Monday AM, all day Tuesday, Thursday and Friday

FTE: [*]

Hours: [*] per month

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

Name: [*]

Customer Facility: [*]

Daily Schedule: Patient time Monday PM, Wednesday AM, Thursday PM and Friday AM

FTE: [*]

Hours: [*] per month

Name: [*]

Customer Facility:[*]

Daily Schedule: Patient time Monday all day, Wednesday AM and Friday AM

FTE: [*]

Hours: [*] per month

Name: [*]

Customer Facility:[*]

Daily Schedule: Patient time Tuesday all day, Wednesday AM, potential patient time Wednesday PM, Thursday and Friday all day

FTE: [*]

Hours: [*] per month

Name: [*]

Customer Facility: [*]

Daily Schedule: Patient time 1st, 3rd, 4th, 5th week Tuesday AM, potential patient time 2nd week Wednesday AM, 2nd week Wednesday PM, Friday AM

FTE: [*]

Hours: [*] per month

This list is subject to modification upon consent of both Parties.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT A-2

GOOGLE JOINT PUBLICITY OPPORTUNITY

Sutter may participate in a publicity and branding initiative with Google and Augmedix. The initiative’s purpose will be to publicly highlight the Sutter Health experience with Google Glass and the Augmedix Solution. Both Parties acknowledge that Google and its selected advertising agency (mssngpeces.com) have successfully collaborated with Augmedix, Sutter Health, and Palo Alto Medical Foundation stakeholders to produce a two-minute concept video in furtherance of this initiative. This video has been provided to all parties and is authorized for internal use only by all parties. Google, Sutter Health, and Augmedix will work together in good faith to plan a public unveiling of the Augmedix-Sutter relationship, alongside a video release. Google will provide final content edits and timelines approvals to ensure alignment with the overall Google Glass PR and branding timeline.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT A-3

PUBLICITY SUPPORT

1. General Description: During the term of this Agreement, Augmedix will make its executives available for videos, statements, and photo opportunities in order to support any Sutter press initiatives associated with the Services. It is also agreed to and understood that Augmedix will provide speakership opportunities for Sutter business leaders and physicians.

2. Each Party Costs: Augmedix and Sutter are responsible for their respective external costs of marketing associated with the above and shall share equally in any costs associated with co- developed marketing materials.

3. Term and Termination.

3.1.	Term: The term of the Publicity Support as provided in this Exhibit A-3 shall commence on execution of this Agreement and shall continue and be in effect for the Term of the Agreement.

3.2.	Renewal: This Exhibit A-3 shall automatically renew for renewal periods of one (1) year unless Sutter provides Augmedix with at least fifteen (15) days written notice of Sutter’s intent not to renew prior to expiration of the then current term.

3.3.	Termination: Sutter may terminate its Publicity Support as defined in Exhibit A-3 with ninety (90) days notice to Augmedix. The termination of the Publicity Support by Sutter does not terminate either parties other obligations and deliverables as provided in this Agreement or in its attached exhibits.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT A-4

ASSISTANCE WITH GRANTS AND STUDIES

1. General Description: During the term of this Agreement, Augmedix will provide reasonable support in any identified research and publication efforts, whether privately or publicly funded, conducted by Sutter in collaboration with Augmedix. To the extent possible, Augmedix will assist in the collection of data metrics and assist in the workflow to accommodations required to complete the identified research study and publication effort.

2. Term and Termination.

2.1.	Term: The term of this Exhibit A-4 shall commence on execution of this Agreement and shall continue and be in effect for the Term of the Agreement.

2.2.	Renewal: This Exhibit A-4 shall automatically renew for renewal periods of one (1) year unless Sutter provides Augmedix with at least fifteen (15) days written notice of Sutter’s intent not to renew prior to expiration of the then current term.

2.3.	Termination: Sutter may terminate Exhibit A-4 with ninety (90) days notice to Augmedix. The termination of Exhibit A-4 by Sutter does not terminate either parties other obligations and deliverables as provided in this Agreement or in its attached exhibits.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT A-5

PARTICIPATION IN PRODUCT ROUNDTABLES

1. General Description: Sutter shall be given a seat at the Augmedix Product Roundtable which will confer to Sutter the opportunity to guide future platform partnerships and features.

2. Term and Termination.

2.1.	Term: The term of Exhibit A-5 shall commence on execution of this Agreement and shall continue and be in effect for the Term of the Agreement.

2.2.	Renewal: This Exhibit A-5 shall automatically renew for renewal periods of one (1) year unless Sutter provides Augmedix with at least fifteen (15) days written notice of Sutter’s intent not to renew prior to expiration of the then current term.

2.3.	Termination: Sutter may terminate Exhibit A-5 with ninety (90) days notice to Augmedix. The termination of Exhibit A-5 by Sutter does not terminate either parties other obligations and deliverables as provided in this Agreement or in its attached exhibits.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT A-6

AUGMEDIX EPICENTER PROGRAM

As an early adopting of the Augmedix Solution, Sutter may serve as a reference customer on behalf of Augmedix for non Sutter Health physicians and business leaders who desire to see and discuss the Augmedix’s Solution.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

Exhibit A-7

FOREIGN REMOTE SCRIBING LOCATIONS

[*]

Location #1:

[*]

Location #2:

[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT B

DEFINITIONS

“Augmedix Google Glass Device(s)” means the Google Glass device (or similar devices such as the Looxcie, Vuzix M100, Golden-I, etc.) that has been deployed by Augmedix for use as part of the Augmedix Solution.

“Augmedix Solution” means the Scribing solution provided by Augmedix to the Sutter, including the Augmedix Google Glass Device and associated software.

“Authorized User(s)” means an employee or contractor who are designated by Sutter as an Authorized User.

“Documentation” means all materials and documentation provided by Augmedix to Sutter, whether in hard copy, magnetic media or machine-readable form, pertaining to the capabilities, operation, software and/or services of the Augmedix Solution, as amended and updated by Augmedix from time to time.

“Full-Time Employee (FTE)” equates to 140 hours of service per month (4 week period).

“Hardware” means the minimum recommended hardware required to operate the Software, as described herein.

“Scribe(s)” means an individual who performs Scribing on behalf of a Sutter provider.

“Scribing” means the act of EHR data entry and lookup from the perspective of, and on behalf of the provider based on the interaction between a patient and provider. Scribing activities will be reviewed, finalized and approved by provider before any Scribe-created data becomes part of the subject patient’s medical record.

“Software” means the software required to operate the Augmedix Google Glass Device. Software includes any embedded software.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT C

BUSINESS ASSOCIATE AGREEMENT

This Business Associate Agreement (“Agreement”) is by and between Sutter Health, a California nonprofit public benefit corporation (“Covered Entity”), and Augmedix, Inc., a Delaware corporation (“Business Associate”), and is effective as of the date last signed below (the “Effective Date”).

R E C I T A L S

A. The parties desire to comply with federal and California laws regarding the Use and Disclosure of individually identifiable health information, in particular with the provisions of the federal Health Insurance Portability and Accountability Act (HIPAA), and the Health Information Technology for Economic and Clinical Health Act (HITECH), and regulations promulgated under these laws.

B. The parties have accordingly agreed to enter into the following terms and conditions.

A G R E E M E N T

Now therefore, in consideration of the promises set forth herein, the parties agree as follows:

1. Definitions. The parties agree that any capitalized terms shall have the same definition as given to them under HIPAA and HITECH and regulations promulgated under these laws.

2. Protected Health Information. Business Associate agrees that it shall keep confidential all Individually Identifiable Health Information protected under California and federal law, including, but not limited to, Protected Health Information that Business Associate receives from Covered Entity, or creates or receives on behalf of Covered Entity (hereafter “PHI”). Such PHI shall be and remain the property of Covered Entity.

3. Obligations of Business Associate. Business Associate shall limit its Use and Disclosure of PHI only as necessary and appropriate to fulfill its specific obligations to Covered Entity, and agrees to the following, without limiting the foregoing:

(a) Use of Protected Health Information (“PHI”): Business Associate agrees that it, and its agents, employees and Subcontractors, shall not Access, Use or Disclose PHI other than as permitted or required by the Agreement or as required by law.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

(b) Safeguards: Business Associate shall comply with Subpart C of 45 CFR Part 164 (“Security Rule”) with respect to electronic PHI, to prevent Use or Disclosure of PHI other than as provided for by the Agreement. Additionally, Business Associate will comply with the following specific requirements relevant to Subpart C of 45 CFR Part 164 (“Security Rule”):

i.	Covered Entity’s PHI that is transmitted, transacted or stored must be encrypted with FIPS 140-2 compliant encryption, such as the Advanced Encryption Standard (AES). Business Associate acknowledges and understands that Covered Entity’s standard is AES 256 encryption for transmitting PII and/or PHI. While currently some of Business Associate’s transmissions of Covered Entity’s PHI uses AES 128 encryption, Business Associate will implement AES 256 encryption for Covered Entity’s PHI no later than 12/31/2015. In addition, Business Associate, when transmitting Covered Entity’s PHI outside of the United Sates (and within the United States when applicable and as requested by Covered Entity), will only access Covered Entity’s EHR to/from specific IP addresses and locations approved by Covered Entity.

ii.	Covered Entity’s PHI remains solely on servers located within the United States.

iii.	Business Associate will apply all applicable security patches, service packs and hot fixes on applications and information systems that transmit, transact or store Covered Entity’s PHI within thirty (30) days of release.

iv.	Business Associate will perform a thorough background check that will include, at a minimum, criminal check, employment verification, drug testing, and name/address verification for all employees requiring access to information systems that transmit, transact or store Covered Entity’s PHI. Background checks will include married name and maiden name where appropriate.

v.	Business Associate will employ multifactor authentication (e.g., tokens, one (1) time passwords, etc.) for remote access to applications and information systems that transmit, transact or store Covered Entity’s PHI.

vi.	Business Associate will securely sanitize all media containing Covered Entity’s PHI (i.e., make the PHI unreadable or unusable through encryption or physical destruction) prior to disposal or re-use.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

(c) Reporting: Business Associate shall report to the Privacy Officer of Covered Entity any Use or Disclosure of protected health information not provided for by the Agreement of which it becomes aware, including Breaches of Unsecured PHI as required at 45 CFR § 164.410 within forty-eight (48) hours of Discovery. Reports shall include, information available at the time of such reporting to the extent possible: A description of what happened, including the date of the discovery; the types of PHI that were involved; any steps individuals should take to protect themselves from potential harm; and what Business Associate is doing to investigate, mitigate, and protect against further unauthorized Disclosures or Breaches. Initial reports shall be supplemented as more information becomes available to Business Associate. Business Associate shall also promptly report in electronic form to the Security Officer of Covered Entity any Security Incident relating to Electronic PHI of which Business Associate becomes aware, except that no report shall be required for unsuccessful attempts at unauthorized Access, Use, Disclosure, modification, or destruction of PHI or unsuccessful attempts at interference with systems operations in an information system, such as “pings” on a firewall. Reports required under section shall be made to the following individuals, as applicable:

Sutter Health, Chief Privacy Officer

[*]

[*]

Ph: [*]

Sutter Health, Chief Information Security Officer

[*]

[*]

Ph: [*]

(d) Workforce, Agents and Subcontractors: Business Associate shall not disclose PHI to any member of its Workforce, or to any of its agents or Subcontractors, unless such Disclosure is necessary for Business Associate to fulfill the terms of the Agreement. Business Associate shall also ensure that any Subcontractors that create, receive, maintain, or transmit protected health information on behalf of the Business Associate agree to the same restrictions, conditions, and requirements that apply to the Business Associate with respect to such information in accordance with 45 CFR § 164.502(e)(1)(ii) and 164.308(b)(1). Business Associate shall not disclose PHI, nor allow an agent or Subcontractor to disclose PHI, outside of the United States of America without the express written consent of Covered Entity. The foregoing does not preclude Business Associate from utilizing its subcontractors or agents residing outside of the United States to provide supporting services and functions so long as:

i.	Business Associate’s subcontractors and agents only have foreign remote access to Covered Entity’s PHI from workstations located in a secured facility approved by Covered Entity. Addresses of such facilities must be included in Exhibit A-7 of this Agreement and Business Associate will inform Covered Entity of any additions or deletions of facilities listed in Exhibit A-7.

ii.	Business Associate contractors and agents fully comply with the provisions of HIPAA and this Agreement in the same manner as the Business Associate when handling PHI of Covered Entity.

iii.	Covered Entity’s PHI remains solely on servers located within the United States.

iv.	The subcontractors and agents conduct such services within a secured facility that has badge access with logging and cameras located solely at exit and entry points,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

v.	Workstations utilized by Business Associate’s subcontractors or agents have technical controls to protect against unauthorized dissemination of PHI (i.e. Data Leak Prevention system (DLP), removable media restrictions, and restricted Internet Access).

(e) Access to PHI: Upon the request by Covered Entity, Business Associate shall promptly provide PHI to Covered Entity within five (5) days to permit any individual whose PHI is maintained by Business Associate to have Access to and to copy his/her PHI in accordance with 45 CFR § 164.524, and applicable California law. Such PHI shall be produced in the format requested by Covered Entity, unless it is not readily producible in such format, in which case it shall be produced in hard copy format. If an individual contacts Business Associate directly for such Access, Business Associate shall direct the individual to contact the Covered Entity. This requirement to provide Access to the PHI shall only apply if the PHI in Business Associate’s possession is part of the Covered Entity’s Designated Record Set.

(f) Amendment of PHI: Upon the request of Covered Entity, Business Associate shall amend PHI and/or make PHI available to Covered Entity within five (5) business days for amendment, in such manner as Covered Entity may from time to time request, in accordance with 45 CFR § 164.526 and applicable California law. If an individual contacts Business Associate directly to amend PHI, Business Associate shall direct the individual to contact the Covered Entity. This requirement to amend the PHI shall only apply if the PHI in Business Associate’s possession is part of the Covered Entity’s Designated Record Set.

(g) Accounting of Disclosures of PHI: Upon the request of Covered Entity, Business Associate shall provide to Covered Entity within five (5) business days an accounting of all Disclosures of PHI in order for Covered Entity to comply with 45 CFR § 164.528 Business Associate shall provide the date of the Disclosure, the name and, if known, the address of the recipient of the PHI, a brief description of the PHI disclosed, and the purpose of the Disclosure. If an individual contacts Business Associate directly for such an accounting, Business Associate shall direct the individual to contact the Covered Entity.

(h) Minimum Necessary: Business Associate and its agents or Subcontractors shall request from Covered Entity and so Use and disclose only the Minimum Necessary PHI necessary to accomplish the purpose of the request, Use, or Disclosure. In all cases, Business Associate agrees to comply with guidance issued from time to time by the Secretary of Health and Human Services regarding Minimum Necessary.

(i) Prohibition on Sale of PHI: Business Associate shall not directly or indirectly receive remuneration in exchange for any PHI.

(j) Other Obligations: To the extent that Business Associate is responsible for carrying out an obligation of Covered Entity under Subpart E of 45 CFR Part 164, Business Associate shall comply with the requirements of Subpart E that apply to Covered Entity in the performance of that obligation.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

(k) Audits, Investigations Inspections: Business Associate shall make its internal practices, books, and records relating to the Use and Disclosure of PHI received from, or created by the Business Associate on behalf of, the Covered Entity available to the Secretary of the United States Department of Health and Human Services (“Secretary”), or the Secretary’s designee, for purposes of determining the Covered Entity’s and/or Business Associate’s compliance with the applicable laws and regulations. Business Associate shall cooperate with Covered Entity related to government or regulatory investigations, including making Business Associate’s information relating to the Use and Disclosure of PHI available to Covered Entity.

(l) Identity Theft Red Flags: To the extent Business Associate performs a service or activity on behalf of Covered Entity in connection with a covered account (as defined by 16 CFR Part 681.1(b)(3)), Business Associate will perform the service or activity in accordance with reasonable policies and procedures designed to detect, prevent, and mitigate the risk of identity theft (as defined in 16 CFR 603.2(a)).

(m) Mitigation Procedures: Business Associate agrees to mitigate, to the extent practicable, any harmful effect that is known to Business Associate of a Use or Disclosure of PHI in violation of this Agreement.

(n) Indemnification: Subject to the terms and conditions of Section IV(D) and IV(E) of the Agreement, each party agrees to indemnify and defend, and hold harmless the other party, its affiliates, and any of its or their officers, directors, attorneys, agents or employees, from all claims, costs, settlement fees, attorneys’ fees, losses, damages, liabilities and penalties arising from or connected with the breach by the indemnifying party or any of its officers, directors, agents, Subcontractors or employees, of its obligations under this Agreement with respect to PHI. This provision shall survive the termination or expiration of this Agreement.

(o) Insurance: Business Associate shall obtain and maintain all proper and necessary insurance to cover liabilities related to Business Associate’s obligations concerning the PHI received from, or created by Business Associate on behalf of, Covered Entity pursuant to this Agreement in the minimum amounts of $[*] per claim. Business Associate shall notify Covered Entity promptly of any changes or termination of coverage that affects such insurance coverage during the term of this Agreement.

(p) Legal Process: In the event that Business Associate is served with legal process (e.g., a subpoena) or request from a government agency (e.g., the Secretary) that potentially could require the Disclosure of PHI, Business Associate shall provide prompt notice of such legal process to the Privacy Officer of Covered Entity. In addition, Business Associate shall not disclose the PHI without the express written consent of Covered Entity unless pursuant to a valid and specific court order or to comply with a request by a governmental regulatory agency under its statutory or regulatory authority.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

4. Permitted Uses and Disclosures by Business Associate.

(a) Management and Administration. Business Associate and its respective agents, employees and Subcontractors are authorized to Use or disclose PHI for Business Associate’s own proper management and administration, and to fulfill any of Business Associate’s legal responsibilities; provided, however, that the Disclosures are required by law or Business Associate has received from any third-party recipient of PHI written assurances that (i) the PHI will be held confidentially and Used or further disclosed only as required by law or for the purposes for which it was disclosed to the third-party, and (ii) the third-party will notify Business Associate of any instances of which the third- party becomes aware that the confidentiality of the PHI has been breached.

5. Obligations of Covered Entity.

(a) Authorizations: Covered Entity shall obtain from individuals any applicable consents, authorizations and other permissions necessary or required by law for Covered Entity and Business Associate to fulfill their obligations under this Agreement.

(b) Restrictions: Covered Entity shall notify Business Associate in writing of any unique restrictions in the Use or Disclosure of an individual’s PHI that Covered Entity has agreed to that may affect Business Associate’s performance of its obligations under this Agreement. Covered Entity must agree to the request of an individual to restrict Disclosure of PHI about the individual to a Health Plan if the Disclosure is for the purpose of carrying out Payment or Health Care Operations and is not otherwise required by law; and the PHI pertains solely to a health care item or service for which the individual, or person other than the Health Plan on behalf of the individual, has paid Covered Entity in full.

(c) Revocations: Covered Entity shall notify Business Associate in writing of any changes in, or revocation of, permission by an individual relating to the Use or Disclosure of PHI, if such changes or revocation may affect Business Associate’s performance obligations under this Agreement.

6. Termination.

(a) Breach: Without limiting the rights of the parties under this Agreement, if either party breaches its obligations under this Agreement, the non-breaching party may terminate this Agreement and may, but is not required to, provide the breaching party an opportunity to cure the breach within thirty (30) days prior to the effectiveness of such termination (or such shorter time period as determined by the non-breaching party in its sole discretion).

(b) Automatic Termination: This Agreement shall automatically terminate upon the mutual agreement of the parties.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

(c) Procedure upon Termination: Upon termination of this Agreement, Business Associate shall return or destroy, at Covered Entity’s option, all PHI that it maintains in any form, and shall retain no copies of PHI, if feasible. Business Associate shall certify to Covered Entity that Business Associate has destroyed and/or returned all PHI, in accordance with Covered Entity’s request. If the parties agree that the return or destruction of PHI is not feasible, Business Associate shall continue to extend the protections of this Agreement to the PHI, and limit further Use of the PHI to those purposes that make the return or destruction of the PHI infeasible. Business Associate shall notify Covered Entity what PHI Business Associate shall retain. This obligation on Business Associate shall survive any termination of this Agreement.

7. Amendment. The parties agree to take such action as is necessary to amend this Agreement for Covered Entity to comply with HIPAA or other applicable law. The parties agree that this Agreement may only be modified by mutual written amendment, signed by both parties, effective on the date set forth in the amendment.

8. No Third-Party Beneficiaries. Unless otherwise set forth herein, nothing contained herein is intended nor shall be construed to create rights running to the benefit of third-parties.

9. Independent Contractor. The parties agree that Business Associate is an independent contractor, and not an employee, agent, or partner of, or joint venturer with, Covered Entity.

10. Entire Agreement. This Agreement (together with any recitals and exhibits, which are hereby incorporated by this reference) constitutes the entire understanding and agreement between the parties relating to PHI, and it supersedes any and all prior or contemporaneous agreements, representations and understandings of the parties.

11. Waiver. Any failure of a party to insist upon strict compliance with any term, undertaking or condition of this Agreement shall not be deemed to be a waiver of such term, undertaking or condition. To be effective, a waiver must be in writing, signed and dated by the parties to this Agreement.

12. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument. Any photocopy of this executed Agreement may be used as if it were the original.

13. Governing Law. Notwithstanding any other provision to the contrary, this Agreement shall be governed and construed in accordance with the laws of the State of California.

14. Interpretation. Any ambiguities shall be resolved to permit Covered Entity and Business Associate to comply with HIPAA and HITECH, and regulations promulgated under these laws.

15. Execution. By their respective signatures and execution dates, below, each of the following represents that he or she is duly authorized to execute this Agreement and to bind the party on whose behalf such execution is made.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SUTTER HEALTH		AUGMEDIX, INC.

By:	/s/ Sarah Krevans	By:	/s/ Ian Shakil
Name:	Sarah Krevans	Name:	Ian Shakil
Title:	Chief Operating Officer	Title:	CEO
Date:	April 15, 2015	Date:	April 15, 2015

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

Exhibit D

SECURITY OF DATA AND SYSTEMS

1.	Objective. The purpose of this Exhibit D (“Exhibit”) is to ensure the confidentiality, integrity, and availability of all Customer Data and Systems transmitted, accessed, developed, used or provided under this Agreement. In the event any term or condition in this Exhibit conflicts with a term or condition of the Agreement or the Business Associate Agreement, if any, the term or condition of the Agreement or the Business Associate Agreement shall control. Capitalized terms used in this Exhibit and not defined herein shall have the meanings set forth in the Agreement. Nothing in this Exhibit shall relieve Augmedix, Inc. (“Supplier”) of any obligations under the Agreement, or the Business Associate Agreement, if any, nor be deemed a waiver by Sutter Health (“Customer”) of any rights or remedies therein. For purposes of this Exhibit and for the product or use of the product as specified in this Agreement, “Customer Data” means Protected Health Information (“PHI”) and Personally Identifiable Information (“PII”) collected by or made available to Supplier under the Agreement, or “Metadata”, which means proprietary structural, technical and administrative data regarding the design and specification of such PHI or PII. Supplier and Customer acknowledge and agree that as the product or use of the product evolves, they will from time to time engage in discussions to revisit these definitions as appropriate. For clarity, 1) Customer Data is subject to the confidentiality provisions of the Agreement and this Exhibit, and 2) Supplier shall not use Metadata for the purpose of re-identifying PHI or PII. For purposes of this Exhibit, “Systems” means without limitation all computers, computer systems, networks, databases, servers, communication systems, Intranet(s) and means of access to such systems, including but not limited to, passwords, tokens, keys, logon scripts or other authentication information.

2.	Obligations of Supplier. Supplier shall limit its use and disclosure of Customer Data only as necessary and appropriate to fulfill its specific obligations to Customer and, without limiting the foregoing, agrees to the following:

a.	Customer Data. Customer Data will not be stored outside of the U.S.

b.	Policies and Standards. Supplier shall maintain and strictly adhere to its Security Policies and Standards as required and necessary to protect the confidentiality, integrity and availability of Customer Data. Such Supplier Security Policies and Standards will be provided by Supplier to Customer immediately upon written request.

c.	Breach. Supplier shall report to the Customer Chief Information Security officer, and any additional Customer personnel or agents designated by Customer, any Breach of security by Supplier, its agents or subcontractors within forty-eight (48) hours of discovery. The term “Breach” as used in this Exhibit shall mean the unauthorized acquisition, access, use, or disclosure of protected health information or personally identifiable information which compromises the security or privacy of such information, except where an unauthorized person to whom such information is disclosed would not reasonably have been able to retain such information, except that no report shall be required for unsuccessful attempts at unauthorized access, use, disclosure, modification, or destruction of protected health information or personally identifiable information or unsuccessful attempts at interference with systems operations in an information system, such as “pings” on a firewall. The reports required by this Section shall include, to the extent possible:

(i)	A description of what happened, including the date of the Breach and the date of the discovery of the Breach, if known;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

(ii)	A description of the types of Customer Data, including Unsecured PHI, that were involved in the Breach where “Unsecured PHI” means PHI that does not have adequate controls in place to prevent disclosure to unauthorized individuals;

(iii)	Any steps individuals should take to protect themselves from potential harm resulting from the Breach; and

(iv)	A description of what Supplier is doing to investigate the Breach, to mitigate harm to individuals, and to protect against any further Breaches.

(v)	Supplier shall also promptly report in electronic form to the Customer Data Security Office any Security Incident relating to ePHI of which Supplier becomes aware. For the purposes of this Exhibit, “Security Incident” means any adverse event or occurrence where some aspect of data security could be threatened, e.g., loss of data confidentiality, disruption of data systems integrity, or disruption or denial of data or system availability.

d.	Maintenance. Maintain all software accessing Customer Data so as to remain within one generation of the then current maintenance releases and remain on a supported release unless otherwise agreed to by Customer, with the exception of the Augmedix Google Glass Device. This shall include, but not be limited to, the obligation to promptly implement any security-related Enhancement[1] or Fix[2] made available by the supplier of such software.

e.	Updates. Maintain all server and client systems on supported versions of operating system software and provide, at a minimum, quarterly updates to maintain all applicable operating system updates to current recommended levels. Operating system critical security updates will be applied to client systems as soon as possible and in no case longer than thirty (30) days after release. Operating system critical security updates will be applied by Supplier to server systems as soon as possible, and in no case longer than sixty (60) days after release.

f.	Data Capture. Capture relevant system and application activity data for audit purposes, e.g. periodic account review, privileged user activity review, etc., as required by HIPAA and HITECH if Customer ePHI is involved and make such data available as requested by Customer in support of potential privacy Breach investigations, accounting of disclosures, or other activities as required by regulation.

g.	Minimum Necessary Data. Supplier and its agents or subcontractors shall request from Customer and so use and disclose only the Minimum Necessary Data necessary to accomplish the purpose of the applicable request, use, or disclosure.

1 “Enhancements” means improvements which add features to, or otherwise improve functionality or performance of, a software product.

2 “Fix” means an upgrade, update, workaround or other modifications to a software product, other than an Enhancement, which is made by or on behalf of the licensor in order to correct defects or errors in the software product.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

h.	Identity Theft Red Flags. To the extent Supplier performs a service or activity on behalf of Customer in connection with a covered account (as defined by 16 C.F.R. Part 681.1(b)(3)), Supplier will perform the service or activity in accordance with reasonable policies and procedures designed to detect, prevent, and mitigate the risk of identity theft (as defined in 16 C.F.R. 603.2(a)).

i.	Payment Card Industry Data Security Standards (PCI DSS) Compliance. To the extent that Supplier has access to Customer’s credit cardholder data or sensitive authentication data as defined by the Payment Card Industry Data Security Standard (PCI DSS), Supplier is currently certified to be in compliance with the Payment Card Industry Data Security Standard, including PCI DSS Version 1.1 Requirement 12.10 for processors and service providers, and Appendix A for Hosting Providers, by a qualified security assessor (QSA) and approved scanning vendor (ASV), as applicable. Any changes in Supplier’s certification require prompt written notification to Customer. Supplier agrees to continue to meet all PCI DSS requirements and to validate that compliance annually according to the credit card industry rules, which include but are not limited to the PCI Security Standards Council’s PCI Data Security Standard. Supplier will also provide written evidence of this compliance to Customer annually. If applicable, Supplier agrees that their electronic check processing functionality will comply with the appropriate NACHA- The Electronic Payment Association provisions. Applications purchased from a third party that will be used by a Merchant to store, process or transmit sensitive cardholder data must be Payment Application Best Practices (PABP) certified (This certification ensures that the application is compatible with PCI requirements). The term “Merchant” as used in this Section means authorized acceptors of credit cards for the payment of goods and services.

j.	Permissions. When provided with an authorized request for new, changed or deleted access permissions, Supplier will comply with such request, if appropriate, within fortyeight (48) hours during regular business hours.

3.	Upon termination of this agreement Supplier must return and/or expunge Customer Data per Customer’s direction.

4.	Subcontractors. Supplier’s execution of any subcontracts, including subcontracts approved by Customer, will not relieve, waive or diminish any obligation Supplier may have to Customer under this Exhibit.

5.	Access to Information Systems. Access, if any, to Customer’s Systems (“Customer’s Information Systems”) is granted solely to perform the Services under this Agreement, and is limited to those specific Customer Information Systems, time periods and personnel as are separately agreed to by Customer and Supplier from time to time. Customer may require Supplier’s employees, Subcontractors or agents to sign individual agreements prior to access to Customer’s Information Systems. Use of Customer Information Systems during other time periods or by individuals not authorized by Customer is expressly prohibited. Access is subject to Customer business control and information protection policies, standards and guidelines as may be modified from time to time. Use of any other Customer Information Systems is expressly prohibited. This prohibition applies even when a Customer Information System that Supplier is authorized to access serves as a gateway to other Information Systems outside Supplier’s scope of authorization. Supplier agrees to access Information Systems only from specific locations approved for access by Customer. For access outside of Customer premises, Customer will designate the specific network connections to be used to access Information Systems.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

6.	Storage and Security. Supplier shall operate and maintain the servers in good working order with access restricted to qualified employees of Supplier and persons specifically designated by Customer. Supplier shall undertake and perform the measures set forth in this Exhibit to ensure the confidentiality, integrity, and availability of all Customer Data and other proprietary information transmitted through or stored on the servers. If applicable, Supplier shall also maintain independent archival and backup copies of the Customer Data in accordance with the same security standards provided to original, on-line copies. Supplier shall provide a detailed description of Supplier’s service environment, including facility locations and applicable security requirements, restrictions and considerations regarding the regulatory environment of the location where Customer Data is stored. Supplier must specify if the storage environment for Customer Data is a multi-tenant environment and identify any storage locations that are co-location data center environments. The detailed description of Supplier’s service environment shall be incorporated in this Exhibit as Appendix B.

7.	Business Continuity Plan.

(i)	Plan. Supplier will develop and keep current a formal business continuity plan which details strategies for response to and recovery from a broad spectrum of potential disasters that could disrupt operations and timely delivery of materials and services required pursuant to this Agreement. (“Disaster” means a serious disruption of the functioning of an organization, causing widespread human, business interruption, material or environmental losses that exceed the ability of the organization to cope using only its own resources).

(ii)	Material Hazard Analysis. This plan will include a baseline material Hazard analysis, a written recovery plan and documented emergency and incident response procedures, a mitigation plan to prevent losses or minimize effects of unavoidable ones, and a crisis communication plan. “Hazard” means an existing or unusual occurrence in the natural or human-made environment that may adversely affect human life, property, or activity to the extent of a disaster. Industrial/Technological Hazards include destruction of data storage, retrieval, and processing facilities, hazardous materials release, loss of data systems integrity from breaches of security, power failures, structural failures, telecommunications failures, and transportation failures. Natural Hazards include earthquake, flood, hurricane, landslide, tornado, tsunami, volcano, wild or forest fire, and windstorm and winter storm.

(iii)	Annual Test. Supplier will conduct an annual test and evaluation of its business continuity plan, which upon request by Customer may be witnessed by Customer, to ensure expected systemic and process responsiveness from Supplier.

(iv)	Availability. Upon request, Supplier will make its business continuity plan and the annual evaluation available to Customer or its designated representative for review.

8.	Training. Supplier shall ensure Supplier’s workforce, including subcontractors, receive all security awareness training on policies and procedures applicable to their job duties prior to receiving access to Customer Information Systems and Customer Data and periodically thereafter.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

9.	Termination for Security Violations. Customer and Supplier agree that the prevention of security violations is an essential purpose of this Exhibit. The failure of Supplier to perform any obligation existing pursuant to this Exhibit shall be handled according to the termination and dispute resolution provisions of the Agreement. In the event of an actual or threatened breach of Supplier’s obligations under this Exhibit, Customer reserves the right to suspend use of Services upon notice to Supplier (which notice shall contain a description of customer’s reasonable concerns) until such time as such concerns have been addressed, with Supplier reserving the right to terminate the Agreement if such suspension lasts longer than 30 days .

10.	Audit. Notwithstanding any other audit provisions in the Agreement, and with regard to security, Customer reserves the right to audit, inspect, and make copies or extracts of Supplier’s records and processes associated with Supplier’s performance under this Exhibit at any time with seven (7) days prior notice to Supplier through an independent auditor reasonably acceptable to Supplier and subject to customary confidentiality obligations. Any audit or inspection will occur during Supplier’s normal business hours. Customer’s right to audit, inspect, and make copies or extracts of Supplier’s records and processes shall continue for a period of two (2) years following the termination or expiration of the Agreement. Supplier shall cooperate in all audits and inspections conducted by Customer’s auditor and shall remedy any discrepancies identified pursuant to such audits and inspections within a mutually agreeable timeframe. Any audits or inspections conducted by Customer’s auditor pursuant to this Section shall in no way be deemed to relieve Supplier of any of its obligations, responsibilities or liabilities under this Exhibit or the Agreement or under any applicable laws. Any election by Customer to conduct, or any failure by Customer to conduct, any such audit or inspection shall in no event be deemed to constitute Customer’s approval of any activity undertaken by Supplier or of any method, system or procedure used by Supplier in performance of this Exhibit or the Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SCHEDULE 1

SUPPLIER’S SECURITY ARCHITECTURE, POLICIES AND STANDARDS

Administrative Safeguards

Specifications	Minimum Requirements

Security Management

Risk Analysis	Supplier will conduct an accurate and thorough assessment of the potential risks and vulnerabilities to the confidentiality, integrity and availability of PII and/ or PHI.
Supplier will perform quarterly vulnerability scans on information systems storing, transmitting or transacting Customer’s PII and/or PHI.

Risk Management	Supplier will develop and implement a risk management plan.
Supplier will apply all applicable security patches, service packs and hot fixes on information systems that contain or process Customer’s PII and/or PHI within thirty (30) days of release.
Supplier will evaluate, implement and maintain security measures based on an analysis of the risks.
Supplier, using commercially reasonable and appropriate measures, will protect Customer’s PII and/or PHI against unauthorized (malicious or accidental) disclosure, modification, or destruction of information, unintentional errors and omissions, IT disruptions due to natural or man-made disasters, failure to exercise due care and diligence in the implementation and operation of Suppliers IT system.
Supplier will ensure that database transaction journaling is enabled for databases that contain Customer’s PII and/or PHI

Sanction Policy	Supplier will apply appropriate sanctions against workforce members who fail to comply with the security policies and procedures of the Customer and the Supplier.

Information System Activity Review	Supplier will regularly review records of information system activity, such as audit logs, access reports, and security incident tracking reports.
Supplier will employ Security Event and Incident Monitoring (SEIM) technology such as intrusion detection and prevention systems on IT systems that transmit, transact, or store Customer’s PII and/or PHI and will review/analyze activity records for indications of inappropriate or unusual activities daily.

Workforce Security

Workforce Screening	Supplier will perform a thorough background check that will include, at a minimum, criminal check, credit report, employment verification, drug testing, workers compensation report, name/address verification for all employees requiring access to information systems that transmit, transact or store Customer’s PII and/or PHI. Background checks will include married name and maiden name where appropriate.

Termination Procedure	Supplier will terminate access to information systems that transmit, transact or store Customer’s PII and/or PHI immediately upon termination of individual employment.

Authorization and Supervision	Supplier will: (i) ensure that workforce members have appropriate access to PII and/or PHI following the principles of Minimum Necessary and Least Privilege and (ii) prevent workforce members who do not have access to PII and/or PHI from obtaining access to PII and/or PHI.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

Information Access Management

Access Authorization	Supplier must implement policies and procedures for granting access to Customer’s PII and/or PHI.
Supplier will provide secure role-based account management granting privileges utilizing the principle of least privilege.
Supplier will monitor all user accounts with administrative level access to Operating Systems and databases transmitting, transacting or storing Customer’s PII and/or PHI.
Supplier will restrict the ability to install software to only authorized technical support personnel.

Access Establishment and Modification	Supplier will implement policies and procedures to establish, document, review, and modify a user’s right to access systems that transmit, transact or store Customer’s PII and/or PHI.

Security Awareness and Training

Security Reminders	Supplier will provide periodic security reminders and updates to all personnel with access to Customer’s PII and/or PHI.
Supplier will maintain effective controls and procedures guarding against, detecting, and reporting malicious software.

Log-in monitoring	Supplier will maintain controls and procedures for monitoring log-in attempts and reporting discrepancies. Additionally, Supplier will ensure information systems that transmit, transact or store Customer’s PII and/or PHI produce activity logs that contain sufficient information to establish what events occurred, the sources of the events, and the outcome of the events (e.g., user authentication, access to data, modification of data). Supplier will retain the activity logs for a minimum of one (1) year.

Password Management	Supplier will maintain procedures for creating, changing, and safeguarding passwords. Specifically, Supplier will employ authentication for system access that is NIST Special Publication 800-63 compliant for an organization level of 2 or higher.

Security Incident Procedures
Supplier will maintain policies and procedures to address security incidents. Supplier will review and update as appropriate security procedures annually.
Response and Reporting	Supplier shall maintain controls and procedures to identify and respond to suspected or known security incidents; mitigate, to the extent practicable, harmful effects of security incidents that are known to the Supplier and document security incidents and their outcomes.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

Contingency Plan

Data Backup Plan	Supplier will establish and maintain defined and documented procedures to create and maintain retrievable exact copies of Customer’s PII and/or PHI.

Disaster Recovery Plan	Supplier will establish and maintain defined and documented procedures to restore any loss of Customer’s data.

Emergency Mode Operation Plan	Supplier will establish and maintain defined and documented procedures to enable continuation of critical business processes for protection of the security of Customer’s PII and/or PHI while operating in emergency mode.

Testing and Revision Procedure	Supplier will ensure the contingency plans are reviewed and tested annually.

Physical Safeguards

Facility Access Controls	Supplier shall maintain controls and procedures to limit physical access to information systems that transmit, transact or store Customer’s PII and/or PHI and the facility or facilities in which they are housed while ensuring that properly authorized access is allowed.
Supplier shall maintain controls and procedures to validate personnel access to facilities based on their role, including visitor controls.

Workstation Use	Supplier shall maintain controls and procedures specifying the secure configuration of workstations having access to information systems that transmit, transact or store Customer’s PII and/or PHI.

Workstation Security	Supplier will implement physical safeguards for all workstations that access PII and/or PHI to restrict access to authorized users.

Device and Media Controls	Supplier shall implement controls and procedures that govern the receipt and removal of hardware and electronic media that contain Customer’s PII and/or PHI into and out of a facility, and the movement of these items within the facility.

Disposal and Media Re- use	Supplier shall implement policies and procedures to address the final disposition of Customer’s PII and/or PHI and/or the hardware or electronic media on which it is stored. Supplier will sanitize all media containing Customer’s PII and/or PHI in compliance with NIST Special Publication 800-88 Guidelines prior to disposal or re-use.

Technical Safeguards

Access Control	Supplier shall implement controls and procedures for information systems that transmit, transact, or store Customer’s PII and/or PHI to allow access only to those persons or software programs that have been granted access rights.

Unique User Identification	Supplier will assign a unique user ID and password for identifying and tracking user identity and will not allow the use of shared accounts.

Encryption	Supplier will encrypt all Customer’s PII and/or PHI that is transmitted, transacted or stored with FIPS 140-2 compliant encryption, such as the Advanced Encryption Standard (AES). Supplier acknowledges and understands that Customer’s standard is AES 256 encryption for transmitting PII and/or PHI. While currently some of Business Associate’s transmissions of Covered Entity’s PHI use AES 128 encryption, Business Associate will implement AES 256 encryption for Covered Entity’s PHI no later than 12/31/2015.

Automatic Log-off	Supplier will ensure that information systems that transmit, transact, or store Customer’s PII and/or PHI automatically terminate or lock remote sessions in less than fifteen (15) minutes of inactivity requiring user re-authentication.

Integrity	Supplier shall implement controls procedures to protect Customer’s PII and/or PHI from improper alteration or destruction.

Person or Entity Authentication	Supplier will maintain controls and procedures to verify that a person or entity seeking access to information systems that transmit, transact, or store Customer’s PII and/or PHI the one claimed.
Supplier will employ a 2-factor authentication for remote user access to information systems that transmit, transact, or store Customer’s PII and/or PHI.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

Transmission Security

Encryption	Supplier shall ensure that information systems that transmit Customer’s PII and/or PHI employ encryption compliant with FIPS 140-2 encryption standards to prevent unauthorized disclosure of information during transmission.

Boundary Protection	The supplier’s information system monitors and controls communications at the external boundary of the information system and at key internal boundaries within the system. (e.g., firewall between internet facing servers and the internal network)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO THE MASTER SERVICES AGREEMENT

This Amendment to the Master Services Agreement (“Amendment”), effective as of July 22, 2016 (“First Amendment Effective Date”) amends that certain Master Services Agreement, effective April 15, 2015 (“Agreement”) by and between Sutter Health, a California nonprofit public benefit corporation (“Sutter”), and Augmedix, Inc., a Delaware corporation (“Augmedix”). Sutter and Augmedix may be referred to herein individually as a “Party” and collectively as the “Parties.”

R E C I T A L S

WHEREAS, the Parties have agreed to revise the rollout of the additional Authorized Users, set forth in Schedule A-1A of Exhibit A; and

WHEREAS, the Parties have agreed to revise the list of authorized foreign Remote Scribing locations, set forth in Exhibit A-7.

NOW, THEREFORE, in consideration of the premises set forth above and the mutual promises and agreements set forth herein, the Parties, each intending to be legally bound hereby, agree as follows:

1.	Schedule A-1A of Exhibit A (Meaningful Growth Phase – Additional Authorized Users), is hereby deleted in its entirety and replaced with the Schedule A-1A, attached hereto and incorporated herein.

2.	Exhibit A-7 (Foreign Remote Scribing Locations), is hereby deleted in its entirety and replaced with the Exhibit A-7, attached hereto and incorporated herein.

3.	The following language is hereby added as the new Section 11 “Physical Security Audit” of Exhibit D (Security of Data and Systems).

Sutter reserves the right to audit and inspect the foreign remote scribing locations identified on Exhibit A-7, as well as new scribing locations Augmedix subsequently desires to engage (in advance of commencing services at any new scribing location), at Sutter’s sole expense, upon thirty (30) days advance written notice, for compliance with the physical security standards set forth in Schedule 1 attached hereto, and upon good faith consultation with Augmedix, any other physical security standards that may be customary, reasonably necessary, or required by law at the time of the audit. Sutter shall advise Augmedix, in writing, of any discrepancies identified by the audit. Augmedix shall remediate discrepancies identified in the audit, within thirty (30) days after notification from Sutter, unless otherwise mutually agreed in writing between the parties. For avoidance of doubt, Section IV.C of the Agreement (Confidentiality) shall apply to this Section 11.

4.	All other Terms and Conditions of the Agreement remain unchanged. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings given to them in the Agreement.

1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

5.	By their respective signatures, below, each of the following represents that he or she is duly authorized to execute this Amendment and to bind the Party on whose behalf such execution is made.

SUTTER HEALTH		AUGMEDIX, INC.

By:	/s/ Don Wreden	By:	/s/ Ian Shakil
Name:	Don Wreden, MD	Name:	Ian Shakil
Title:	SR. VP, Patient Experience	Title:	CEO & Co-Founder
Date:	8/1/16	Date:	7/25/2016

2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SCHEDULE A-1A

MEANINFUL GROWTH PHASE – ADDITIONAL AUTHORIZED USERS

Deadline	Additional Authorized Users
[*]	[*]

3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT A-7

FOREIGN REMOTE SCRIBING LOCATIONS

[*]

Location #1:

[*]

Location #2:

[*]

[*]

Location #1:

[*]

4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SCHEDULE 1

PHYSICAL SECURITY AUDIT STANDARDS

Control

1	The security personnel are deployed round the clock at the entry and exit points of the premises, to monitor the movement of people in and out of the premises.

2	Closed Circuit Television (CCTV) Cameras are installed at the entry and exit points of the premises.

3	CCTV cameras are installed within the premises to monitor the exterior areas of the property.

4	The premises are monitored round the clock through CCTV cameras by the security personnel to provide real time detection of unauthorized entry.

5	Personnel (other than personnel from the IT Department) are deployed to monitor the video surveillance.

6	CCTV cameras recordings are retained for a specified period and are available for review in the event of a data breach.

7	Employees are required to display their photo ID cards while within the premises to prevent unauthorized access to secured areas.

8	The security personnel are responsible for verifying that employees use their photo ID cards.

9	Access to the Scribe facility/ secured area is restricted to authorized personnel by means of an EACS/ Biometric Access Control device.

10

The security personnel are responsible for ensuring that details of visitors/ vendors (including delivery drivers and courier delivery personnel), such as name, contact person, signatures, entry and exit time are recorded in the ‘Visitor Register’ or ‘Vendor Register’ maintained. These registers are retained for a specified period and are available for review in the event of a data breach.

11	Visitors are allowed access to the premises, only under the supervision of an authorized employee/ security personnel and are escorted during their visit.

12	The security personnel are deployed to monitor the movement within the premises.

13	Access granted to delivery drivers and courier delivery personnel is restricted to a loading dock or authorized drop off area of the premises only.

14	The premise is surrounded by thick bushes/ hedges or fencing at the property perimeter in order to prevent entry to the premises except through designated entry points.

5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO THE MASTER SERVICES AGREEMENT

This Amendment to the Master Services Agreement (“Amendment”), effective as of August 22, 2017 (“Second Amendment Effective Date”) amends that certain Master Services Agreement, effective April 15, 2015, as amended (“Agreement”) by and between Sutter Health, a California nonprofit public benefit corporation (“Sutter”), and Augmedix, Inc., a Delaware corporation (“Augmedix”). Sutter and Augmedix may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties have agreed to update and expand the list of authorized Foreign Remote Scribing Locations, set forth in Exhibit A-7.

NOW, THEREFORE, in consideration of the premises set forth above and the mutual promises and agreements set forth herein, the Parties, each intending to be legally bound hereby, agree as follows:

l.	Exhibit A-7 (Foreign Remote Scribing Locations), is hereby deleted in its entirety and replaced with the amended Exhibit A-7, attached hereto and incorporated herein.

2.	All other Terms and Conditions of the Agreement remain unchanged. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings given to them in the Agreement.

3.	By their respective signatures, below, each of the following represents that he or she is duly authorized to execute this Amendment and to bind the Party on whose behalf such execution is made.

SUTTER HEALTH		AUGMEDIX, INC.

By:	/s/ Albert S. Chan	By:	/s/ Ian Shakil
Name:	Albert S. Chan, MD	Name:	Ian Shakil
Title:	VP, Chief of Digital Patient Exp	Title:	CEO
Date:	8/23/17	Date:	8/22/2017

1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT A-7

FOREIGN REMOTE SCRIBING LOCATIONS

[*]

Location #1:

[*]

Location #2:

[*]

[*]

Location #1:

[*]

[*]

Location # l:

[*]

Location #2:

[*]

[*]

Location # 1:

[*]

[*]

Location #1:

[*]

2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

THIRD AMENDMENT TO THE MASTER SERVICES AGREEMENT

This Third Amendment to the Master Services Agreement (“Amendment”), effective as of April 5, 2018 (“Third Amendment Effective Date”) amends that certain Master Services Agreement, effective April 15, 2015, as amended (“Agreement”) by and between Sutter Health, a California nonprofit public benefit corporation (“Sutter”), and Augmedix, Inc., a Delaware corporation (“Augmedix”). Sutter and Augmedix may be referred to herein individually as a “Party” and collectively as the “Parties.”

R E C I T A L S

WHEREAS, the Parties have agreed to update and expand the list of authorized Foreign Remote Scribing Locations, set forth in Exhibit A-7.

NOW, THEREFORE, in consideration of the premises set forth above and the mutual promises and agreements set forth herein, the Parties, each intending to be legally bound hereby, agree as follows:

1.	Exhibit A-7 (Foreign Remote Scribing Locations), is hereby deleted in its entirety and replaced with the amended Exhibit A-7, attached hereto and incorporated herein.

2.	All other Terms and Conditions of the Agreement remain unchanged. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings given to them in the Agreement.

3.	By their respective signatures, below, each of the following represents that he or she is duly authorized to execute this Amendment and to bind the Party on whose behalf such execution is made.

SUTTER HEALTH		AUGMEDIX, INC.

By:	/s/ Albert Chan	By:	/s/ Ian Shakil
Name:	Albert Chan	Name:	Ian Shakil
Title:	Chief of Digital Pt Experience	Title:	CEO & Co-Founder
Date:	4/7/2018	Date:	4/4/2018

1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT A-7

FOREIGN REMOTE SCRIBING LOCATIONS

[*]

Location #1:

[*]

Location #2:

[*]

[*]

Location #1:

[*]

[*]

Location #1:

[*]

Location #2:

[*]

[*]

Location #1:

[*]

[*]

Location #1:

[*]

[*]

Location #1:

[*]

[*]

2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

[*]

Location #1:

[*]

[*]

[*]

Location #1:

[*]

[*]

3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

FOURTH AMENDMENT TO THE MASTER SERVICES AGREEMENT

This Fourth Amendment to the Master Services Agreement (“Fourth Amendment”), effective as of September 14, 2018 (“Fourth Amendment Effective Date”), amends that certain Master Services Agreement, effective April 5, 2015, as amended (“Agreement”), by and between Sutter Health, a California nonprofit public benefit corporation (“Sutter”), and Augmedix, Inc., a Delaware corporation (“Augmedix”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Agreement. Sutter and Augmedix may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties have agreed to amend the Agreement to change the applicable Fees for the Services and related terms and to reflect certain additional understandings between the Parties.

NOW, THEREFORE, in consideration of the premises set forth above and the mutual promises and agreements set forth herein, the Parties, each intending to be legally bound hereby, agree as follows:

1. Section 1.D (Payment/Expenses). Section 1.D (Payment/Expenses) of the Agreement is hereby deleted and replaced with the following provision:

D. Payment/Expenses. During the Term of this Agreement, Augmedix agrees to provide the Services described or listed on the attached Exhibit A, and Sutter agrees to purchase such Services at the fees indicated in Exhibit A and in accordance with the terms and conditions set forth herein. As of the Fourth Amendment Effective Date, Augmedix will directly invoice the respective foundation or subsidiary of Sutter for Implementation Fees for each New Authorized User upon Service Order execution, and for monthly service fees [*] prior to the applicable month of service. All invoices will be subject to [*] payment terms after receipt of accurate invoices from Augmedix. Sutter may, at its discretion, make payment by check or by an electronic payable (E-payables) payment method. Other than as stated in this Agreement, any Exhibit, or as subsequently agreed to in writing between the Parties, Augmedix is solely responsible for payment of any other expenses incurred in connection with carrying out Augmedix’s duties under this Agreement. Such expenses include costs of all travel, lodging, food, licenses, bonds, taxes and costs of doing business. In no event will Sutter be responsible to pay any expenses of Augmedix not contained in this Agreement or as otherwise agreed to in writing between the Parties, whether or not incurred in connection with Augmedix’s performance under this Agreement.

To the extent that billing category changes result in an overpayment or underpayment of Fees for the applicable invoice period, Augmedix will reconcile any credits owed to, or additional amounts owed by, Sutter against any prepaid amounts on a quarterly basis. The parties shall agree to any amounts owed to, or by, Sutter, in writing, prior to making such billing adjustment. In the event that Service for a particular Authorized User has not been prepaid, Augmedix shall apply any credits owed to, or additional amounts owned by, Sutter against the earliest subsequent invoice. Additionally, in the event that Sutter prepaid for any Service and the Service is cancelled in accordance with Section 1.1.3 of Exhibit A of the Agreement, any remaining prepayment balance will be credited towards payment for another Authorized User within [*] of the effective date of termination.

1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

2. Exhibit B (Definitions). The following terms shall be added to the definitions set forth in Exhibit B:

“Dedicated Seat” means an Augmedix Solution service package that is dedicated to one Authorized User.

“Full-Time Scribe (FT Scribe)” equates to 160 scribe hours per month.

“Shared Seat” means an Augmedix Solution service package that is shared between two Authorized Users, subject to certain terms and conditions.

3. Section 3 (Fees) of Exhibit A (Description of Services). Section 3 of Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following provision:

3. FEES

3.1. Implementation and Swap Fees. In consideration for Services rendered in connection with the implementation of New Authorized Users, Customer shall pay a non-refundable implementation fee in the amount of $[*] (non-refundable) per New Authorized User, as defined in Section 3.2.3, below (“Implementation Fee”). Customer may swap one New Authorized User for another New Authorized User without incurring an Implementation Fee for the other New Authorized User, provided that both New Authorized Users practice within the same department and specialty. Notwithstanding the foregoing, if Customer swaps one New Authorized User for another less than [*] prior to the on-site implementation start date, or anytime thereafter, Customer shall (i) pay a swap fee in the amount of $[*] (each a “Swap Fee”), and (ii) if the existing New Authorized User is in production, continue to pay applicable monthly service fees during the transition to the other New Authorized User.

3.2. Service Fees.

3.2.1. Initial Authorized Users. Notwithstanding anything to the contrary herein, during the Term of the Agreement, Augmedix will provide the Services to the initial Authorized Users identified on Schedule A-1B for the Fees set forth below:

3.2.1.1. Steady-State Inside United States (“IUS”) Services. The IUS Services shall be provided to Sutter for a fee of $[*] / FT Scribe (equivalent to 160 scribe hours) / month.

2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

3.2.1.2. Steady-State Outside United States (“OUS”) Services. The OUS Services shall be provided to Sutter for a fee of $[*] / FT Scribe (equivalent to 160 scribe hours) / month.

3.2.2. Other Current Authorized Users. Subject to the applicable discounts, Augmedix will provide the Services to other current Authorized Users for the monthly fees set forth below based upon the billing category each Authorized User falls into, as determined by the Authorized User’s Daily Schedule and average monthly usage:

Monthly OUS Service Fees for Current Authorized Users*

Billing Category - Scribe Service Hours/Mo.	Price List: November 1, 2018 – February 28, 2019 Fees include [*] discount unless otherwise noted		Price List: March 1, 2019 – December 31, 2019 Fees include [*] discount unless otherwise noted		Price List: 2020 Fees include [*] discount		Price List: 2021 Fees include [*] discount
Up to [*] hours		$[*] (includes [*] discount)	$	$[*] (Includes [*] discount)	$	[*]	$	[*]
Up to [*] hours	$	[*]	$	[*]	$	[*]	$	[*]
Up to [*] hours	$	[*]	$	[*]	$	[*]	$	[*]
Up to [*] hours	$	[*]	$	[*]	$	[*]	$	[*]
Up to [*] hours	$	[*]	$	[*]	$	[*]	$	[*]
Up to [*] hours	$	[*]	$	[*]	$	[*]	$	[*]
Hours over [*]		$[*] per hour		$[*] per hour		$[*] per hour		$[*] per hour

*	Fees will be discounted an additional [*] if Customer prepays the fees on an annual basis.

3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

3.2.3. New Authorized Users. A “New Authorized User” is an Authorized User who is provided access to the Services on or after the Fourth Amendment Effective Date. Subject to the applicable discounts, Augmedix will provide the Services to New Authorized Users for the monthly fees (“Service Fees”) set forth below based upon the billing category each New Authorized User falls into, as determined by (i) the New Authorized User’s Daily Schedule and average monthly usage, and (ii) whether the New Authorized User has a Dedicated Seat or a Shared Seat:

Monthly OUS Service Fees for New Authorized Users*

Billing Category - Scribe Service Hours/Mo.	Price List: Forth Amendment Effective Date – December 31, 2018 Fees include [*] discount		Price list: 2019 Fees include [*] discount		Price List: 2020 Fees include [*] discount		Price List: 2021 Fees include [*] discount
Dedicated Seat: Up to [*] hrs	$	[*]	$	[*]	$	[*]	$	[*]
Dedicated Seat: Up to [*] hrs	$	[*]	$	[*]	$	[*]	$	[*]
Dedicated Seat: Up to [*] hrs:	$	[*]	$	[*]	$	[*]	$	[*]
Dedicated Seat: Up to [*] hrs	$	[*]	$	[*]	$	[*]	$	[*]
Dedicated Seat: Up to [*] hrs	$	[*]	$	[*]	$	[*]	$	[*]
Shared Seat: Up to [*] hrs	$	[*]	$	[*]	$	[*]	$	[*]
Hours over [*]		$[*] per hour		$[*] per hour		$[*] per hour		$[*] per hour

*	Fees will be discounted an additional [*] if Customer prepays the fees on an annual basis.

Notwithstanding anything to the contrary herein, Shared Seat pricing is subject to the following terms and conditions:

●	Authorized Users must use the Augmedix Solution at the same designated Customer Facility.
●	In the event Authorized Users are specialists, both Authorized Users must have the same practice specialty.
●	Authorized Users must use the same standardized note style and templates and workflow.
●	Scribing services will only be available to one Authorized User at any given time. It shall be the obligation of Sutter to manage Authorized Users’ Daily Schedules to ensure that schedules do not overlap.
●	The Authorized Users shall be limited to nine (9) consecutive Scribe Service hours in any given clinic day.
●	Authorized Users will share the same Google Glass kit (or smartphone).

3.3. Augmedix reserves the right to reclassify an Authorized User into a different Billing Category on a going-forward basis based upon the Authorized User’s historical monthly usage, upon thirty (30) days’ written notice and detailed documentation of Authorized User’s usage. Sutter may request reclassification of an Authorized User into a different Billing Category based on anticipated monthly usage by providing thirty (30) days’ written notice to Augmedix.

4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

3.4. Prepayment: Sutter shall provide Augmedix an initial prepayment for each Authorized User scheduled to utilize the Services after April 1, 2015 (“Prepayment”). The Prepayment is equal to [*] of the full-time FTE IUS or OUS Services Fee associated with that specific Authorized User. The Prepayment shall be credited back to Sutter only if Sutter decides to timely terminate an Authorized User in accordance with the notice requirements of this Agreement, in which case the Prepayment amount shall be reduced beginning in the final [*] of Service for that specific Authorized User by the amount of the IUS or OUS Service Fees invoiced under this Agreement for that specific Authorized User, with any remaining amount of the Prepayment being refunded to Sutter. By way of example, if an additional Authorized User was scheduled to begin utilizing Service on April 1, 2015 at an OUS Service Fee schedule, the Prepayment for such an Authorized User would be $[*] and Augmedix would invoice Sutter for the full applicable OUS Service Fee beginning and continuing from April 1, 2015; if Sutter gave notice to terminate that Authorized User on January 1, 2016, then the Prepayment would be reduced to $[*] by March 31, 2016. For avoidance of doubt, this provision does not apply to New Authorized Users.

3.5. Vacations/Leave of Absence. Sutter shall continue to pay an Authorized User’s monthly fees in the event of a vacation and/or leave of absence of two (2) consecutive calendar weeks or less. In the event Sutter desires to suspend Services for an Authorized User for more than two (2) consecutive calendar weeks, Augmedix will hold the Scribe assigned to such Authorized User during his/her absence, provided that Sutter pays a monthly minimum fee of $[*] (“Suspension Fee”).

4. Service Commitment.

a. Service Credits. Subject to subsection (c) below, in the event an Authorized User experiences a Scribe coverage gap of two (2) consecutive hours or more during any month of service, Augmedix will provide a service credit equal to [*] the hourly rate of such Authorized User for the period during which the Scribe was unavailable per Authorized User per incident (each a “Service Credit”). By way of example, if Augmedix fails to provide a Scribe to an Authorized User for [*] consecutive hours, Augmedix will provide a Service Credit equal to the cost of [*] hours of Service during such month per Authorized User per incident. Augmedix will provide a Service Credit for Scribe cover gaps of less than [*] only if Augmedix is unable to provide [*] of the affected Authorized User’s patient notes for the period during which the Scribe was unavailable within [*] of the coverage gap.

b. Service Credit Payment. If Augmedix confirms that it failed to meet the service commitments set forth in this section, then Augmedix will issue the service credit to Sutter’s account and apply such amount to the next scheduled payment for Services. Augmedix will apply all Service Credits only against future payment otherwise due from Sutter.

5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

c. Service Commitment Exclusions. The Service Commitment in this section does not apply to any performance/service issues: (i) caused by factors outside of Augmedix’s reasonable control, including any force majeure event, a patient declining use of the Augmedix service, loss of Internet access due to internet service provider error outside of Augmedix’s control; (ii) that result from any actions or inactions of Sutter or any third party, including failure to issue EHR credentials or failure to notify Augmedix of a schedule change at least ten (10) business days prior to the applicable clinic day; or (iii) that result from Sutter’s equipment, software or other technology and/or third party equipment, software or other technology (other than third party equipment within Augmedix’s direct control).

5. Service Order. Sutter may secure Authorized Users, and New Authorized Users, provided that the applicable foundation or affiliate signs and submits to Augmedix for countersignature, a service order in the format of the template attached hereto as Attachment A (each a “Service Order”), which is incorporated herein by reference. Such Sutter foundation or subsidiary shall be responsible for the fees and charges billed by Augmedix according to the applicable Authorized User’s billing category designated in such Service Order. The Service Order shall state the estimated number of service hours used per month by each Authorized User. The billing rates per Authorized User shall be in accordance with the amounts set forth in Section 3 of Exhibit A of the Agreement.

6. Meaningful Growth: Augmedix will apply further discounts for New Authorized Users (as described below) provided that Sutter meets certain growth metrics, as set forth in the table below for the applicable calendar year. New Authorized Users will be considered activated upon execution of a Service Order and payment of the Implementation Fee:

Meaningful Growth Discounts

Calendar Year	Net Number of New Authorized Users at End of Calendar Year	Discount for the Additional New Authorized Users

2018	[*]	[*]
2019	[*]	[*]
	[*]	[*]
	[*]	[*]
2020	[*]	[*]
	[*]	[*]
	[*]	[*]

7. General. Except as expressly amended herein, all other terms of the Agreement are hereby confirmed and remain in full force and effect. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings given to them in the Agreement. This Fourth Amendment may be executed in counterparts, all of which taken together shall constitute one single agreement between the parties and any full and complete copy thereof shall constitute an original.

6

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

8. By their respective signatures, below, each of the following represents that he or she is duly authorized to execute this Amendment and to bind the Party on whose behalf such execution is made.

Sutter Health		Augmedix, Inc.

By:	/s/ Don Wreden	By:	/s/ Manny Krakaris
Name:	Don Wreden, MD	Name:	Manny Krakaris
Title:	SVP Patient Experience	Title:	CEO
Date:	9/19/18	Date:	9/16/2018

7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

Attachment A

Service Order

This Service Order, effective as of the date of the last signature below, is made pursuant to the Master Services Agreement, including amendments thereto, by and between Sutter Health, Inc. (“Client”) and Augmedix, Inc. (“Augmedix”), dated April 15, 2015, for the benefit of Client’s service facility site below. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Agreement.

Service Facility:___________________

QTY	DESCRIPTION	PRICE		TOTAL

—	Augmedix Google Glass Kit		[*]
—	Implementation and Training	$	[*]
—	Monthly Service Fees for all Authorized Users (see detailed calculation below)		Per Agreement
TOTAL

●	Google Glass Kit includes secured Google Glass devices with installed Augmedix applications. All hardware and software owned, supported, and serviced by Augmedix.

●	Please return a signed copy of this Service Order with a Finance/Accounts Receivable contact to use for invoicing purposes.

●	Send all correspondence related to this order form to:

David Cote

Enterprise Manager

[*]

[*]

SUTTER HEALTH		AUGMEDIX, INC.

By:	/s/ Don Wreden	By:

Print Name:	Don Wreden, MD	Print Name

Title:	SVP Patient Experience	Title:
Date:	9/19/18	Date:

8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

AUTHORIZED USERS

NAME	FACILITY	PROJECTED TIER	HOURS	MONTHLY COST

TOTAL

9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

FIFTH AMENDMENT TO THE MASTER SERVICES AGREEMENT

This Fifth Amendment to the Master Services Agreement (“Amendment”), effective as of September 9, 2019 (“Fifth Amendment Effective Date”) amends that certain Master Services Agreement, effective April 15, 2015, as amended (“Agreement”) by and between Sutter Health, a California nonprofit public benefit corporation (“Sutter”), and Augmedix, Inc., a Delaware corporation (“Augmedix”). Sutter and Augmedix may be referred to herein individually as a “Party” and collectively as the “Parties.”

R E C I T A L S

WHEREAS, the Parties have agreed to update and expand the list of authorized Foreign Remote Scribing Locations, set forth in Exhibit A-7.

NOW, THEREFORE, in consideration of the premises set forth above and the mutual promises and agreements set forth herein, the Parties, each intending to be legally bound hereby, agree as follows:

1.	Exhibit A-7 (Foreign Remote Scribing Locations), is hereby deleted in its entirety and replaced with the amended Exhibit A-7, attached hereto and incorporated herein.

2.	All other Terms and Conditions of the Agreement remain unchanged. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings given to them in the Agreement.

3.	By their respective signatures, below, each of the following represents that he or she is duly authorized to execute this Amendment and to bind the Party on whose behalf such execution is made.

SUTTER HEALTH		AUGMEDIX, INC.

By:	/s/ Albert Chan	By:	/s/ Manny Krakaris
Name:	Albert Chan	Name:	Manny Krakaris
Title:	Chief of Digital Patient Experience	Title:	CEO
Date:	9/25/2019	Date:	9/19/2019

1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

EXHIBIT A-7

FOREIGN REMOTE SCRIBING LOCATIONS

1. [*]

Location #1:

[*]

Location #2:

[*]

2. [*]

Location #1:

[*]

3. [*]

Location #1:

[*]

Location #2:

[*]

4. [*]

Location #1:

[*]

5. [*]

Location #1:

[*]

6. [*]

Location #1:

[*]

[*]

2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

7. [*]

Location #1:

[*]

[*]

8. [*]

Location #1:

[*]

[*]

9. [*]

Location#1:

[*]

[*]

[*]

3